SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                            (Amendment No. ________)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive  Additional Materials
[ ]    Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               FinishMaster, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                               FinishMaster, Inc.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]   $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  or 14a-6(j)(2).
      (Paid with Preliminary Proxy Statement)

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3). [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
      2)    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

            --------------------------------------------------------------------
      4)    Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------
      5)    Total fee paid:

            --------------------------------------------------------------------

1 Set forth the amount on which the filing fee is calculated and state how it was determined.

[X]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)    Amount Previously Paid:

             -------------------------------------------
       2)    Form, Schedule or Registration Statement No.:

             -------------------------------------------
       3)    Filing Party:

             -------------------------------------------
       4)    Date Filed:

             -------------------------------------------

                               FINISHMASTER, INC.

                             4259 40th Street, S.E.
                            Kentwood, Michigan 49512
                                 (616) 949-7604

Dear Shareholder:                                                August 27, 1996



     We cordially invite you to attend the Annual Meeting of Shareholders of Finishmaster, Inc. (the "Company") to be held at 10:00 a.m. on Wednesday, September 18, 1996 at the Holiday Inn Crowne Plaza Hotel, 5700 28th Street, S.E., Grand Rapids, Michigan.


     In connection with the Annual Meeting. you are being asked (i) to elect seven (7) directors for the ensuing year; (ii) to ratify the selection of Coopers & Lybrand, LLP, as auditors for the fiscal year ending March 31, 1997; and (iii) to consider and act upon a proposal to change the Company's state of incorporation from the State of Michigan to the State of Indiana. Please read the enclosed proxy statement, which describes this proposal and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

     Whether or not you plan to attend the annual meeting, please return your signed proxy as soon as possible.

                                             Sincerely,



                                            Andre B. Lacy
                                                 Chairman of the Board
                                                  and Chief Executive Officer

This proxy, when properly executed, will be voted in the manner directed herein and authorizes the Proxies to take action in their discretion upon other matters that may properly come before the meeting. If no direction is made, this proxy will be voted FOR each Proposal listed.


1.    Election of Directors

Nominees:   Margot L. Eccles, William J. Fennessy, Peter L.Frechette,
            Andre B. Lacy,  Michael J. Siereveld,  Walter S. Wiseman,
            Thomas U. Young

            [ ] FOR             [ ] WITHHELD

For all nominees except as noted above:

[ ]  ----------------------------------------------------


2. Ratification and approval of the selection of Coopers & Lybrand, LLP, as auditors for the fiscal year ending March 31, 1997.

                  [ ] FOR          [ ] AGAINST        [ ] ABSTAIN

3. Approval and adoption of an Agreement and Plan of Merger pursuant to which the Company will merge into a newly formed Indiana corporation which is a wholly-owned subsidiary of the Company, and thereby effect a change in the corporate domicile of the Company from the State of Michigan to the State of Indiana.

                  [ ] FOR          [ ] AGAINST        [ ] ABSTAIN

                                                 MARK HERE FOR ADDRESS

                                                 CHANGE AND NOTE AT LEFT   [ ]


                                        Please sign exactly as your name appears
                                        hereon.  Joint owners  should each sign.
                                        When  signing  as  attorney,   executor,
                                        administrator,   trustee,  or  guardian,
                                        please give full title as such.


Signature:                Date:      Signature:                     Date:

                                ANNUAL MEETING OF

                               FINISHMASTER, INC.

                               SEPTEMBER 18, 1996

         The undersigned hereby constitutes and appoints Andre B. Lacy and Thomas U. Young, or either of them with power of substitution to each, proxies to vote and act at the Annual Meeting of Shareholders on September 18, 1996 at 10:00 a.m., and at any adjournments thereof, upon and with respect to the number of shares of Common Stock of the Company as to which the undersigned may be entitled to vote or act. The undersigned instructs such proxies, or their substitutes, to vote in such manner as they may determine on any matters which may come before the meeting, all as indicated in the accompanying Notice of Meeting and Proxy Statement, receipt of which is acknowledged, and to vote on the following as specified by the undersigned.





                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                               FINISHMASTER, INC.

                             4259 40TH STREET, S.E.
                            KENTWOOD, MICHIGAN 49512
                                 (616) 949-7604

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

                          TO BE HELD SEPTEMBER 18, 1996

To the Shareholders of FinishMaster, Inc.:

      Notice is hereby given that the Annual Meeting of Shareholders of FinishMaster, Inc., a Michigan corporation (the "Company"), will be held at the Crowne Plaza Hotel, 5700 28th Street, S.E., Grand Rapids, Michigan on Wednesday, September 18, 1996, at 10:00 a.m., local time, for the following purposes, all of which are more completely set forth in the accompanying proxy statement.

       1. Election of Directors. To elect seven (7) Directors for the ensuing year;

       2. Ratification of Auditors. To ratify and approve the selection of Coopers & Lybrand, LLP, as auditors for the fiscal year ending March 31, 1997.

       3. Approval of Change of Corporate Domicile. To consider and act upon a proposal to change the Company's state of incorporation from the State of Michigan to the State of Indiana by approval and adoption of an Agreement and Plan of Merger pursuant to which the Company will merge into a newly formed Indiana corporation which is a wholly-owned subsidiary of the Company.

       4. Other Business. To transact such other business as may properly come before the meeting.

      In accordance with the Bylaws of the Company and a resolution of the Board of Directors, the record date for the meeting has been fixed at July 26, 1996. Only Shareholders of record at the close of business on that date will be entitled to vote at the meeting or any adjournment thereof.

      We urge you to read the enclosed Proxy Statement carefully so that you may be informed about the business to come before the meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose.

      A copy of our Annual Report for the fiscal year ended March 31, 1996, is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this letter.

                                              By Order of the Board of Directors


                                              /s/ Andre B. Lacy
                                              Andre B. Lacy,
                                                   Chairman of the Board
                                                   and Chief Executive Officer

Indianapolis, Indiana

August 27, 1996


                             YOUR VOTE IS IMPORTANT

THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY
SOLICITATION.  THE GIVING OF SUCH  PROXY  DOES NOT AFFECT  YOUR RIGHT TO VOTE IN
PERSON IN THE EVENT YOU ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                               FINISHMASTER, INC.

                             4259 40th Street, S.E.
                            Kentwood, Michigan 49512

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

      This Proxy Statement is being furnished to the holders of common stock, without par value (the "Common Stock"), of FinishMaster, Inc., a Michigan corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held at 10:00 a.m., local time, on Wednesday, September 18, 1996, at the Crowne Plaza Hotel, 5700 28th Street, S.E., Grand Rapids, Michigan, and at any adjournment of such meeting. This Proxy Statement is expected to be mailed to shareholders on or about August 23, 1996.

      The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" each of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

      Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Chief Financial Officer of the Company written notice thereof at least twenty-four (24) hours before the commencement of the meeting (Roger Sorokin, 4259 40th Street, S.E., Kentwood, Michigan 49512), (ii) submitting a duly executed proxy bearing a later date, or
(iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

      The purpose of this Annual Meeting of Shareholders shall be to elect Directors, to ratify the selection of the Company's auditors for the fiscal year ended March 31, 1997, to approve a proposed change of corporate domicile, and to transact such other business as may properly come before the meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      The Common Stock is the only voting stock of the Company. Holders of record at the close of business on July 26, 1996, are entitled to one (1) vote for each share of Common Stock held. As of July 26, 1996, there were 6,000,140 shares of the Company's Common Stock issued and outstanding, and the Company had no other class of equity securities outstanding. Holders of stock entitled to vote at the meeting do not have cumulative voting rights in respect of the election of directors.

      In an election of directors, each director is elected by a plurality of the votes cast. Actions other than elections of directors are authorized by a majority of the votes cast by the holders of shares entitled to vote thereon. Although state law and the Articles of Incorporation and Bylaws of the Company are silent on the issue, it is the intent of the Company that proxies received which contain abstentions or broker non-votes as to any matter will be included in the calculation of the presence of a quorum, but will not be counted as votes cast for or against the action to be taken on the matter.

Security Ownership By Principal Holders

      The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company as of July 26, 1996, by each person who is known to the Company to own 5% or more of its Common Stock:


                                          Number of Shares of
      Name and Address of                    Common Stock
       Beneficial Owner                   Beneficially Owned       % of Class
- --------------------------------         -------------------       ----------
LDI AutoPaints, Inc.(1)                      4,045,100(1)             67.4
251 North Illinois, Suite 1800
Indianapolis, Indiana  46204

Edgemont Asset Management                         365,000              6.1
  Corporation
140 East 45th Street
43rd Floor
New York, New York  10017

Kalmar Investments Inc.                           428,000              7.1
1300 Market Street, Suite 500
Wilmington, Delaware  19801


(1)  LDI  AutoPaints,   Inc.,  an  Indiana  corporation  ("AutoPaints"),   is  a
wholly-owned subsidiary of Lacy Distribution, Inc., an Indiana corporation ("Lacy"), and an indirect wholly-owned subsidiary of LDI, Ltd., an Indiana limited partnership ("LDI"). LDI has two managing partners: LDI Management, Inc. ("LDIM"), its corporate managing general partner, and Andre B. Lacy, the Chairman and Chief Executive Officer of the Company. AutoPaints, Lacy, LDI, LDIM and Andre B. Lacy have jointly filed a Schedule 13D to report beneficial ownership of the 4,045,000 shares held of record by AutoPaints. In addition, LDI also directly owns 100 shares of the Company which were purchased on the open market in August, 1995.

Change of Control

      A change in control of the Company occurred on July 9, 1996 (the "Closing Date"). On such date, AutoPaints and Maxco, Inc., a Michigan corporation ("Maxco") consummated the purchase and sale of all 4,045,000 shares of Common Stock of the Company which were owned by Maxco (the "Stock Purchase"). The shares purchased and sold in the Stock Purchase (the "Shares") represent 67.4% of the total issued and outstanding shares of Common Stock of the Company.

      The Stock Purchase was consummated pursuant to a Stock Purchase Agreement dated June 5, 1996 (the "Purchase Agreement") among Lacy, Maxco, and LDI. Under an Assignment and Assumption Agreement dated as of the Closing Date, Lacy assigned all its right, title and interest in and to the Purchase Agreement to AutoPaints, and AutoPaints assumed of all obligations, duties, covenants and conditions of Lacy thereunder with respect to the purchase of the Shares, all with the consent of LDI and Maxco. As a result of the Stock Purchase, AutoPaints is now the beneficial owner of 67.4% of the total issued and outstanding shares of Common Stock of the Company.

      AutoPaints purchased the Shares from Maxco at a price of $11.50 per Share, or $46,517,500 in the aggregate (the "Purchase Price"). Pursuant to the Purchase Agreement, Maxco and certain directors of the Company prior to the Closing Date who are also directors of Maxco (the "Individual Restricted Parties") entered into a Non-Competition Agreement with AutoPaints, effective as of the Closing Date, pursuant to which Maxco and the Individual Restricted Parties are to receive consideration in the aggregate amount of $16,500,000 (the "Non-Compete Consideration"). The Non-Compete Consideration is payable according to the following schedule: (i) $12,000,000 was paid to Maxco on the Closing Date, and
(ii) $4,500,000 in the aggregate is to be paid to Maxco and the four Individual Restricted Parties in five annual installments of $900,000 each commencing in July, 1997. Of each such annual installment of $900,000, $20,000 is payable to each of the four Individual Restricted Parties and the remainder ($820,000) is payable to Maxco.

      A  portion  of  the  Purchase   Price  was  obtained   under  an  existing
$200,000,000 revolving credit facility evidenced by a certain Credit Agreement dated as of March 29, 1996, as amended from time to time, among LDI,

Lacy and various financial institutions, including Bank of America National Trust and Savings Association, as agent. The obligation of the lenders to make the loans under the Credit Agreement is subject to the satisfaction of certain customary conditions and covenants. Borrowings under the Credit Agreement are guaranteed by each of LDI's and Lacy's significant operating subsidiaries and affiliates, but will not be guaranteed by Company. Borrowings under the Credit Agreement are otherwise unsecured.

      In accordance with the Purchase Agreement, six (6) individuals executed and delivered their resignations as directors of the Company, effective immediately upon the closing of the Stock Purchase (the "Closing"). Simultaneously therewith, certain individuals designated by Lacy and AutoPaints were elected to the Board of Directors of the Company to fill the vacancies created by such resignations. In addition, effective immediately upon the Closing, certain officers of the Company who are also officers of Maxco executed and delivered their resignations as officers of the Company.

      The following individuals resigned as directors and/or officers of the Company as of the Closing Date (collectively, the "Resigning Directors"): (i) Max A. Coon - Chairman of the Board; (ii) Eric L. Cross - Secretary and Director; (iii) Richard G. Johns - Director; (iv) Vincent Shunsky - Treasurer and Director, (v) Douglas A.
Milbury - Director; and (vi) Gary W. Ross - Director.

      The following individuals were elected to the Board of Directors of the Company to fill the vacancies created by such resignations (collectively, the "Designated Directors"): (a) Andre B. Lacy, (b) Thomas U. Young, (c) Margot L. Eccles, (d) William J. Fennessy and (e) Walter S. Wiseman. The Designated Directors, together with Messrs. Michael J. Siereveld, James F. White and Ronald
P. White, constituted the interim Board of Directors of the Company immediately following the Stock Purchase.

      At an organizational meeting held on July 10, 1996 (the "Organizational Meeting"), the interim Board of Directors of the Company nominated the existing directors for election at the next annual shareholders' meeting. In addition, at the Organizational Meeting, the Board of Directors of the Company elected the following individuals as officers of the Company to serve until the next annual meeting of the Board of Directors and until their successors are duly chosen and qualified, in part to fill certain vacancies created as a result of the Stock
Purchase:

       Name                   Age        Office
- ----------------------       -----       ----------------------------------
Andre B. Lacy                 57         Chairman of the Board and
                                             Chief Executive Officer
Thomas U. Young               64         Vice Chairman of the Board
Ronald P. White               46         President and
                                             Chief Operating Officer
Michael J. Siereveld 41                  Senior Vice President
Roger A. Sorokin              55             Vice President - Finance
Christopher R. Banner         44             Vice President - Operations
William J. Fennessy  56                  Treasurer
Robert H. Reynolds            59         Secretary

Messrs. White, Siereveld, and Banner served as President and Chief Executive Officer, Senior Vice President, and Vice President-Operations, respectively, for the five years preceding the Stock Purchase. Roger A. Sorokin was elected Vice President-Finance in April 1993 after serving as Director of Finance since joining the Company in 1991.

      By a letter dated July 22, 1996, Mr. Ronald P. White resigned as a director and as President and Chief Operating Officer of the Company. In response to this resignation, the Board of Directors, by a unanimous written consent dated as of July 24, 1996, elected Thomas U. Young President and Chief Operating Officer to hold such office until the next annual meeting of the Board of Directors and until his successor is duly chosen and qualified. By a letter dated July 29, 1996, Mr. James F. White announced his resignation as a director of the Company. The resignations of Mr. Ronald P. White and Mr. James F. White are referred to herein as the "Resignations." Subsequent to the Resignations, the Board of Directors has decreased the number of directors of the Company to seven (7), as authorized by the Bylaws of the Company, and has nominated Mr. Peter L. Frechette for election as a director at the Annual Meeting, together with the existing members of the Board of Directors.

                       PROPOSAL I - ELECTION OF DIRECTORS

      The Company's Bylaws provide that the number of directors may be changed from time to time, as determined by the Board of Directors or shareholders of the Company. The Board of Directors currently consists of six members, with one vacancy remaining after giving effect to the Resignations and the decrease in the total number of directors to seven. Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the following nominees to the Board of Directors, to hold office until the next Annual Meeting or until their successors are elected. In the event any nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee recommended by the Board of Directors. Proxies will be voted only to the extent of the number of nominees named. At this time, the Board of Directors knows of no reason why any nominee may not be able to serve as a director if elected. Directors are elected to serve until the next Annual Meeting or until their successors are elected and qualified.

Security Ownership by Directors and Executive Officers

      The following table sets forth information as of July 26, 1996 with respect to the number and percentage of Common Stock beneficially owned by (i) each director nominee, (ii) each Named Executive Officer (as defined below), and
(iii) all directors and executive officers of the Company as a group.



                                                                             Amount and Nature
                                                                          of Beneficial Ownership
                                                                           of Common Stock as of
                                                                              July 26, 1996 (1)
                                                                    ------------------------------------------
               Name of                    Director of                 Sole Voting &           Shared Voting &         Percentage
        Beneficial Owner (1)             Company Since              Investment Power          Investment Power        of Class
        ----------------                 -------------              ----------------          ----------------        --------
Director Nominees:

Andre B. Lacy                                1996                          ---                    4,045,100(2)             67.4%

Thomas U. Young                              1996                          ---                         ---                   *

Margot L. Eccles                             1996                          ---                    4,045,100(2)             67.4%

William J. Fennessy                          1996                          ---                         ---                   *

Walter S. Wiseman                            1996                          ---                         ---                   *

Michael J. Siereveld                         1993                       49,650(3)                      350                   *

Peter L. Frechette                            ---                          ---                         ---                   *




Other Executive Officers:

Christopher R. Banner,                        ---                       25,400(4)                      ---                   *
Vice President - Operations

Roger A. Sorokin, Vice                        ---                       23,000(5)                      ---                   *
President - Finance

Robert H. Reynolds, Secretary                 ---                            ---                       ---                   *

All directors and executive                   ---                        98,050                   4,045,450(2)             69.1%
officers as a group (11)

- ---------------
*     Beneficial ownership does not exceed one percent (1%)

Footnotes on following page

(1) Amounts shown do not include an aggregate of 38,500 issued and outstanding shares of Common Stock and an aggregate of 79,000 shares of Common Stock subject to stock options (which options are currently exercisable in accordance with their terms) held by certain individuals who were serving as directors and officers of the Company prior to consummation of the Stock Purchase and the Resignations.


(2) Includes 100 shares of Common Stock held directly by LDI, which is the ultimate parent entity of AutoPaints, the record owner of 4,045,000 shares of Common Stock. Mr. Lacy, the Chairman and CEO of the Company, is a general partner of LDI, Ltd. ("LDI"). Mr. Lacy is also the sole shareholder and the Chairman, President and Chief Executive Officer of LDI Management, Inc., the corporate managing general partner of LDI ("LDIM"), and he is the Chairman and Chief Executive Officer of AutoPaints. Ms. Eccles serves as a director and as a Vice President of LDIM and as a director of AutoPaints. Due to their positions with LDIM and AutoPaints, Mr. Lacy and Ms. Eccles may be deemed to have voting and dispositive power with respect to these shares, and therefore to own such shares beneficially under applicable regulations.

(3) Includes 42,000 shares subject to stock options, which are currently exercisable in accordance with their terms.


(4) Includes 22,550 shares subject to stock options, which are currently exercisable in accordance with their terms.


(5) Consists of 23,000 Shares subject to stock options, which are currently exercisable in accordance with their terms.


      The following information is furnished concerning the director nominees, all of whom have been nominated by the Board of Directors.


      Mr. Lacy (age 57) was elected Chairman of the Board of Directors and Chief Executive Officer of the Company in July, 1996. Mr. Lacy is President, Chief Executive Officer and Chairman of the Board of Directors of LDIM, the corporate managing general partner of LDI. Mr. Lacy, individually, also serves as a general partner of LDI, of which he owns less than 1% of the outstanding partnership units. Mr. Lacy serves as President, Chief Executive Officer and Chairman of the Board of Directors of Lacy, and he has served as Chairman of the Board of Directors and Chief Executive Officer of AutoPaints since its formation in April, 1996. Except for his positions with the Company and AutoPaints, Mr. Lacy has served in these capacities for more than the previous five years. Mr. Lacy also serves as a director of Albemarle Corporation, IPALCO Enterprises, Inc., Patterson Dental Company, and Tredegar Industries, Inc. Mr. Lacy is the brother of Margot L. Eccles.

      Mr. Young (age 63) was named Vice Chairman of the Board of Directors of the Company in July, 1996, and was subsequently elected President and Chief Operating Officer of the Company effective July 24, 1996. Mr. Young has served as a Vice President of LDIM and as President and Chief Operating Officer of AutoPaints since June, 1996. From 1989 until May 31, 1996, Mr. Young served as the World Wide Director of the Refinish Business for E.I. duPont Co., Wilmington, Delaware.

      Ms. Eccles (age 61) has served as a director of the Company since July, 1996. She has served as a director of LDIM and as its Vice President and Assistant Secretary for more than the previous five years. Ms. Eccles also serves as a director, Vice President and Assistant Secretary of Lacy, and she has served as a director and Assistant Secretary of AutoPaints since its formation in April, 1996. Ms. Eccles is the sister of Andre B. Lacy.

      Mr. Fennessy (age 56) has served as the Treasurer and as a director of the Company since July, 1996. He has served as a Vice President, Treasurer and Chief Financial Officer of LDIM for more than the previous five (5) years. Mr. Fennessy also serves as a director and as the Vice President, Treasurer and Chief Financial Officer of Lacy, and he has served as a director and Treasurer of AutoPaints since its formation in April, 1996.

      Mr. Frechette (age 59) has served as Chairman of the Board, President, and Chief Executive Officer of Patterson Dental Company, a distributor of dental supplies and equipment based in St. Paul, Minnesota, for more than the past five years. In August, 1996, Mr. Frechette was nominated by the Board of Directors for election as a director at the next annual meeting of shareholders, to fill the vacancy remaining after giving effect to the Resignations and the decrease in the number of directors of the Company to seven.

      Mr. Siereveld (age 41) has served Senior Vice President of the Company for more than the previous five years. He was elected to the Board of Directors of the Company in 1993.

      Mr. Wiseman (age 51) has served as a director of the Company since July, 1996. He has served as a Vice President of LDIM and as President of Major Video Concepts, Inc., a wholesale distributor of videocassettes based in Indianapolis, Indiana, and a wholly-owned subsidiary of Lacy, for more than the previous five years.

      Except for Mr. Lacy and Ms. Eccles, no director or nominee for director is related to any other director or nominee for director or executive officer of the Company by blood, marriage, or adoption, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

THE DIRECTORS SHALL BE ELECTED UPON RECEIPT OF A PLURALITY OF VOTES CAST AT THE ANNUAL MEETING

Meetings and Committees of the Board of Directors

         The management of the Company is under the direction of the Board of Directors (the "Board"). The Board held four meetings during the Company's fiscal year ended March 31, 1996. Former directors James F. White and Gary W. Ross attended fewer than 75% of the meetings of the Board in such fiscal year.

         The Board has established an Audit Committee and a Compensation Committee. The Audit Committee, whose members consisted of Messrs. Milbury, Shunsky and Ross for the fiscal year ended March 31, 1996, met two times in such fiscal year. The Audit Committee recommends the annual employment of the Company's auditors with whom the Audit Committee will review the scope of audit and non-audit assignments, related fees, the accounting principles used by the Company in financial reporting, internal financial auditing procedures and the adequacies of the Company's internal control procedures. At the Organizational Meeting following the Stock Purchase, the Board appointed all of the members of the Board to the Audit Committee, with Walter S. Wiseman serving as the Chair of such committee.

         The Compensation Committee, whose members consisted of Messrs. Cross, Johns and Shunsky for the fiscal year ended March 31, 1996, met four times in such fiscal year to determine executive officer salaries and bonuses. The Compensation Committee also administers the Company's stock option plan. At the Organizational Meeting, the Board appointed Margot L. Eccles and Mr. Wiseman to the Compensation Committee, to replace those directors who had previously served on such committee prior to the Stock Purchase, with Ms. Eccles serving as the Chair of such committee. It is contemplated that, upon his election to the Board at the Annual Meeting, Peter L. Frechette will be appointed to the Compensation Committee.

         At the Organizational Meeting, the Board established an Executive Committee consisting of Andre B. Lacy, Thomas U. Young and Ronald P. White, which committee, in addition to such other duties as may be prescribed from time to time by the Board, shall have and exercise, during intervals between the meetings of the Board, all powers invested in the Board, subject to applicable legal requirements. The vacancy on the Executive Committee created by the resignation of Mr. White has not been filled.

         The Board does not have a standing nominating committee.

Director Compensation

         In the fiscal year ended March 31, 1996, the non-employee directors of the Company who were not also directors or employees of Maxco or its subsidiaries were paid $1,000 per meeting attended. In such fiscal year, fees were not paid to directors for attendance at committee meetings. It is contemplated that the compensation arrangements for independent, non-employee directors of the Company will be modified, commencing in the current fiscal year, to consist of an annual retainer of $6,000, a board meeting fee of $1,000 per meeting, a committee meeting fee of $750 per meeting, and a telephonic board meeting fee of $250 per meeting, all subject to further consideration and approval by the Company. Directors of the Company who are employees of FinishMaster, AutoPaints or their affiliates will not receive compensation for their services as directors.

Compliance with Reporting Requirements

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the Company's directors and executive officers and beneficial owners of more than 10% of the Company's equity securities to file with the Securities and Exchange Commission ("SEC") certain reports regarding the ownership of the Company's securities or any changes in such ownership. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely on its review of the copies of such forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the fiscal year ended March 31, 1996, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to Section 16(a) of the 1934 Act were complied with.

Remuneration of Executive Officers

         The following table summarizes, for the Company's last three fiscal years, the compensation of the persons who served as Chief Executive Officer of the Company during the fiscal year ended March 31, 1996 and each of the other most highly compensated executive officers of the Company who were serving as such at the end of such fiscal year and whose salary and bonus compensation exceeded $100,000 for services rendered in all capacities to the Company and its subsidiary (collectively, the "Named Executive Officers").


                           SUMMARY COMPENSATION TABLE


                                                                                                      Long-Term
                                                        Annual Compensation                          Compensation
                                                    -------------------------      ---------------------------------------------
                                     Fiscal Year
               Name and                 Ended                                      Securities Underlying           All Other
          Principal Position          March 31,      Salary($)       Bonus($)      Option Awards (#)(1)        Compensation($)(2)
          ------------------          ---------      ---------       --------      --------------------        ------------------

Ronald P. White....................      1996        $155,000         $24,000            25,000                      $3,651
Chief Executive Officer                  1995         127,000          48,260               ---                       3,348
                                         1994         108,000          60,500            19,000                       3,042

Michael J. Siereveld...............      1996        $150,000         $22,000            25,000                      $3,581
Senior Vice President                    1995         110,000          44,000               ---                       3,348
                                         1994          93,000          52,000            17,000                       2,618

Roger A. Sorokin...................      1996        $ 92,000         $14,000            12,500                      $2,921
Vice President, Finance                  1995          79,000          27,650               ---                       2,346
                                         1994             ---             ---               ---                         ---

Christopher R. Banner..............      1996        $ 92,000         $15,000            12,500                      $2,931
Vice President, Operations               1995          80,132          28,046               ---                         ---
                                         1994             ---             ---               ---                         ---

- --------------------

(1)      Represents the number of shares on which options were granted.

(2) Represents the Company's 20% match of up to 6% of employee deferrals of currently earned income into the 401(k) Employee Savings Plan and a profit sharing contribution made by the Company for all of its eligible employees to the 401(k) Employee Savings Plan at the rate of 1% of compensation.

     The following table sets forth information related to options granted during the fiscal year ended March 31, 1996 to each of the Named Executive Officers to whom options have been granted.


             Stock Option Grants in Fiscal Year Ended March 31, 1996


                                    Individual Grants

                                            % of Total
                                             Options
                         Securities         Granted to        Exercise
                         Underlying         Employees         or Base
                           Options          in Fiscal          Price         Expiration
       Name              Granted (#)        Year 1996          ($/Sh)            Date           5%($)(1)          10%($)(1)
       ----              -----------        ---------          ------           -----           --------          ---------
Ronald P.
White                      25,000             25.1%            $11.00         12/22/05         $172,947.50       $438,267.50

Michael J.
Siereveld                  25,000             25.1%            $11.00         12/22/05         $172,947.50       $438,267.50

Christopher J.
Banner                     12,500             12.6%            $11.00         12/22/05         $86,473.75        $219,133.75

Roger A.
Sorokin                    12,500             12.6%            $11.00         12/22/05         $86,473.75        $219,133.75

- -------------------

(1) These gains are based upon assumed rates of annual compound stock appreciation of 5% and 10% from the date the options were granted over the full option term. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on option exercises are dependent upon the future performance of the Shares and overall stock market conditions. There can be no assurance that the amounts reflected on this table will be achieved.

     The following table sets forth certain information regarding the total number of stock options held by each of the Named Executive Officers, and the aggregate value of such stock options, as of March 31, 1996. None of such stock options had been exercised as of such date.

         Aggregated Option Exercises in Fiscal Year Ended March 31, 1996
                        and Fiscal Year-End Option Values

                                                                        Number of Securities
                                   Shares                                    Underlying              Value of In-the-Money
                                Acquired on            Value            Unexercised Options          Unexercised Options at
           Name                 Exercise (#)       Realized ($)          at Fiscal Year-End          Fiscal Year-End ($)(1)
           ----                 ------------       ------------          ------------------          ----------------------
Ronald P. White                     ---                 ---                    44,000                       $31,500

Michael J. Siereveld                ---                 ---                    42,000                        29,500

Christopher J. Banner               ---                 ---                    22,550                        16,300

Roger A. Sorokin                    ---                 ---                    23,000                        22,000

- -------------------

(1) Based on the closing price for the Shares on the last business day of the fiscal year ended March 31, 1996, which was $11.50 per share.

Compensation Committee Interlocks and Insider Participation

     For the fiscal year ended March 31, 1996, the Compensation Committee of the Board (the "Committee") consisted of Eric L. Cross, Richard G. Johns and Vincent Shunsky. Messrs. Cross and Shunsky, although officers of the Company in the fiscal year ended March 31, 1996, were also officers and directors of Maxco, were paid by Maxco, and received no compensation from the Company.


Compensation Committee Report on Executive Compensation

Overview and Philosophy

     The Committee is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. In addition, the Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.

     The objectives of the Company's executive compensation program are to:

      _     Support the achievement of desired Company performance.

      _ Provide compensation that will attract and retain superior talent and reward performance.

      _ Align the executive officers' interests with the success of the Company by placing a portion of pay at risk, with payout dependent upon corporate performance.

      The executive compensation program provides an overall level of compensation opportunity that is competitive with companies of comparable size and complexity. The Committee will use its discretion to set executive compensation where in its judgment external, internal or an individual's circumstances warrant it.

Executive Officer Compensation Program

      The Company's executive officer compensation program is comprised of base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options, and various benefits, including medical and deferred compensation plans, generally available to employees of the Company.

Base Salary

      Base salary levels for the Company's executive officers are competitively set relative to other comparable companies. In determining salaries the Committee also takes into account individual experience and performance.

Annual Incentive Compensation

      The Company's annual incentive program for executive officers and key managers provides direct financial incentives in the form of an annual cash bonus to executives based on the Company's ability to create economic value. Economic value is measured by the Company's ability to generate a return in excess of the Company's cost of capital.

      Specific individual performance was also taken into account in determining
bonuses,   including   meeting   department  goals,   attitude,   dependability,
cooperation with co-workers, and creativity or ideas that benefit the Company.


Stock Option Program

      The stock option program is the Company's long-term incentive plan for executive officers and key employees. The objectives of the program are to align executive and shareholder long-term interests by creating a strong and direct link between executive pay and shareholder return, and to enable executives to develop and maintain a significant, long-term stock ownership position in the Company's Common Stock.

      The Company's stock option plan was adopted by the Company's Board of Directors in November 1993 and was ratified by the sole stockholder on November 30, 1993. The stock option plan provides for the grant of both incentive stock options intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified stock options that do not qualify for such treatment. The stock option plan authorizes a committee of directors to award executive and key employee stock options. Stock options are granted at an option price equal to the fair market value of the Company's common stock on the date of grant, have ten year terms and can have exercise restrictions established by the Committee. A total of 600,000 shares of common stock have been reserved for issuance under the stock option plan.

Deferred Compensation

      The Company's employees participate in FinishMaster Inc.'s 401(k) Employee Savings Plan. The 401(k) plan is a "cash or deferred" plan under which employees may elect to contribute a certain portion of their annual compensation which they would otherwise be eligible to receive in cash. The Company has agreed to make a matching contribution of 20% of the employees' contributions of up to 6% of their annual compensation. In addition, the Company intends to contribute 1% of compensation for each employee, or more or less at the discretion of the Board. Contributions must be made from current or retained earnings of the Company. All full time employees of the Company or its subsidiary who have completed one year of service are eligible to participate in the plan. Participants are immediately 100% vested in all contributions. The plan does not contain an established termination date and it is not anticipated that it will be terminated at any time in the foreseeable future.

Benefits

      The Company provides medical benefits to the executive officers that are generally available to Company employees. The amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of salary for the fiscal year ended March 31, 1996.

Chief Executive Officer

      Ronald P. White served as the Company's Chief Executive Officer in the fiscal year ended March 31, 1996, having first been named to such position in 1988. His base salary for the fiscal year ended March 31, 1996 was $155,000. Mr. White's bonus in fiscal year 1996 was $24,000.

      The factors discussed under "Annual Incentive Compensation", above, were also applied in establishing the amount of Mr. White's bonus. Significant factors in establishing Mr. White's compensation were the Company's ability to create economic value, the development and implementation of the Company's acquisition strategy and general business development.

      The Committee believes Mr. White managed the Company well in a challenging business climate and has achieved above-average results in comparison to other comparable companies.

The Compensation Committee of the Company for the Fiscal Year Ended March 31, 1996:

      Eric L. Cross
      Richard G. Johns
      Vincent Shunsky

                          COMPARATIVE STOCK PERFORMANCE

        The graph below compares the cumulative total shareholder return on the Common Stock of the Registrant for the period beginning April 1, 1995 and ending March 31, 1996, with the cumulative total return on the CRSP Total Return Index for the Nasdaq Stock Market (US Companies) (1) and the Nasdaq index of Non-Financial Companies (2) over the same period, assuming the investment of $100 in the Registrant's Common Stock, the Nasdaq U.S. Index and the Nasdaq Non-Financial Index on February 23, 1994, and reinvestment of all dividends.


[Table replaces line graph]

                                      Cumulative Total Return
                                  ------------------------------
                                  2/23/94    3/94    3/95   3/96
Finishmaster, Inc.        FMST     100        83     140     105
NASDAQ Stock Market--US   INAS     100        94     105     142
NASDAQ Non-Financial      INNF     100        94     103     137




- ----------------------

(1) The CRSP Total Return Index for the Nasdaq Stock Market (US Companies) is composed of all domestic common shares traded on the Nasdaq National Market and the Nasdaq Small-Cap Market.

(2)     Nasdaq index of non-financial companies.

Certain Transactions With Related Persons

        Prior to November 30, 1993, Maxco owned 100% of the outstanding stock of the Company and of the Company's wholly owned subsidiary, Refinishers Warehouse. In contemplation of the Company's initial public offering of its common stock, which became effective on February 23, 1994, the Company and Maxco entered into an agreement effective November 30, 1993, whereby Maxco transferred all of the capital stock of Refinishers Warehouse to the Company in exchange for 4,299,000 previously unissued shares of the Company's common stock.

        Prior to the Stock Purchase, Maxco provided certain services for its subsidiaries, including the Company, in the fiscal year ended March 31, 1996. The services included central purchasing of all insurance, including employee benefit coverage, general and automobile liability, property and casualty insurance. While each subsidiary was charged for its pro rata share of the costs of such services in the fiscal year ended March 31, 1996, there has never been a management or service fee charged to any of the subsidiaries by Maxco. The officers of the Company prior to the Stock Purchase who are also officers of Maxco are not compensated by the Company.

        During the period in which Maxco owned shares of common stock of the Company, the Company from time to time incurred indebtedness to Maxco in connection with the payment of taxes and the Company's share of the costs of certain of the above-described services. At March 31, 1996, there was no outstanding indebtedness of the Company to Maxco.

        In addition, Maxco leased during the fiscal year ended March 31, 1996, and continues to lease, a retail store premises to the Company at prevailing market rates.

Recent Developments

        In anticipation of its initial public offering, the Company entered into an agreement with Maxco for the purpose of defining the relationship between them after the offering (the "Inter-Company Agreement"). The Inter-Company Agreement did not result from arms-length negotiations between independent parties. In connection with the Stock Purchase, the Company and Maxco terminated, effective July 9, 1996, all agreements existing between them, including without limitation the Inter-Company Agreement. In order to allow the Company to continue to participate in a certain medical plan for the benefit of its employees, the Company and Maxco entered into an agreement, effective as of the Closing Date, which provides for the Company's continued participation in such plan until the termination of the agreement on December 31, 1996. See "Change of Control," above.


              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

        The Board of Directors proposes the ratification by the shareholders at the Annual Meeting of the appointment of the accounting firm of Coopers & Lybrand, LLP ("Coopers & Lybrand") as independent auditors for the fiscal year ended March 31, 1997. A representative of Coopers & Lybrand is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires. He will also be available to respond to any appropriate questions shareholders may have.

Relationship with Independent Public Accountants

      The firm of Ernst & Young, LLP ("Ernst & Young") served as auditors for the Company for the fiscal year ended March 31, 1996. A representative of Ernst & Young is expected to be present at the Annual Meeting and will be available to respond to appropriate questions with respect to financial information for such fiscal year, and will have the opportunity to make a statement if he so desires.

      At the Organizational Meeting, the Board of Directors of the Company replaced Ernst & Young as independent auditors for the Company for the fiscal year ending March 31, 1997, effective July 10, 1996.

      At the same meeting, the Board of Directors of the Company approved the appointment of Coopers & Lybrand as independent auditors for the Company for the fiscal year ending March 31, 1997, to replace the firm of Ernst & Young. The decision to change auditors was recommended and approved by the Board of Directors of the Company.

      Ernst & Young's report on the Company's financial statements during the two most recent fiscal years contained no adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope or accounting principles. During the last two fiscal years and subsequent interim periods preceding this change, there were no disagreements between the Company and Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

      At the request of the Company, Ernst & Young has furnished to the Company a letter addressed to the SEC stating that it agrees with the above statements.

      RATIFICATION OF THE APPOINTMENT OF AUDITORS REQUIRES THAT THE VOTES CAST (IN PERSON OR BY PROXY) AT THE ANNUAL MEETING OR AT ANY ADJOURNMENT THEREOF
IN FAVOR OF RATIFICATION EXCEED THOSE CAST AGAINST.

               PROPOSAL III - PROPOSAL TO REINCORPORATE IN INDIANA

      The following discussion summarizes certain aspects of the proposed reincorporation of the Company from the State of Michigan to the State of Indiana (the "Reincorporation") pursuant to an Agreement and Plan of Merger (the "Merger Agreement") between the Company and FinishMaster, Inc., an Indiana corporation ("FinishMaster-Indiana") (the "Reincorporation Proposal"). This summary is not intended to be complete and is subject to, and is qualified in its entirety by, reference to the Indiana Business Corporation Law (the "Indiana Law") and the Michigan Business Corporation Act (the "Michigan Law"), the Merger Agreement, a copy of which is attached to this Proxy Statement as Exhibit 1, and, where applicable, the Articles of Incorporation of FinishMaster-Indiana (the "Indiana Articles"), a copy of which is attached to this Proxy Statement as
Exhibit 2. In this discussion of the Reincorporation, the term "Company" refers to the existing Michigan corporation and the term "FinishMaster-Indiana" refers to the new corporation which is the proposed successor to the Company.

      THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND, FOR THE REASONS DESCRIBED BELOW UNDER "PRINCIPAL REASONS FOR THE REINCORPORATION," UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE AND ADOPT THE MERGER AGREEMENT AND THE REINCORPORATION PROPOSAL.


Principal Reasons for the Reincorporation

      In 1986, the State of Indiana adopted the Indiana Law, which is patterned after the Model Business Corporation Act (the "Model Act"). As such, the Indiana Law was designed as a comprehensive, modern and flexible corporation law which would conform to similar statutes in other states that were also based on the Model Act. As a result, in dealing with corporate issues, Indiana courts have been able to rely on a substantial body of case law that has developed construing statutes based on the Model Act and establishing public policies with respect to corporations. As a result of being based on the Model Act, the Indiana Law contains state-of-the-art provisions that are comparatively well-known and understood. Although it follows the Model Act in some respects, the Michigan Law is more a conglomeration of prior corporation statutes, and Michigan is generally deemed not to have adopted the Model Act. Consequently, the Board of Directors believes that reincorporation in Indiana should provide greater flexibility and certainty with respect to legal aspects of the Company's corporate affairs.

      Another benefit of reincorporating in Indiana is to be found in the broad and flexible indemnification provisions and standards of conduct for officers and directors under the Indiana Law. Many states, including Michigan and Indiana, have addressed the issue of indemnification by passing legislation designed to reduce the risk of directors' personal liability for damages.
Although the Michigan Law has addressed this problem by reducing director liability under certain circumstances, the Indiana Law significantly clarifies the standard of care required of directors that is used by courts to determine whether the imposition of liability is appropriate in the first instance. The Indiana Law holds a director liable only if the breach of his duty or failure to act constitutes willful misconduct or recklessness. See Appendix A: "Comparison of Michigan and Indiana Corporate Law--Standard of Conduct for Directors." In addition, the Indiana Law has expanded the rights of a corporation to indemnify directors by eliminating the restriction that indemnification is only available where there has been a successful defense and no adverse judgment against the director.

     Finally, the Indiana Law expands the criteria that a Board of Directors may consider in making corporate decisions through its "other constituents" provision that allows, but does not mandate, directors to take into account employees, customers, suppliers, communities, and the like in making such decisions. The Michigan Law does not allow directors to take into account such "other constituents."

      Although the Corporation has had little difficulty in attracting and retaining directors, the Board of Directors believes that the indemnification provisions and standards of conduct available under the Indiana Law will enhance the likelihood that the Company will continue to be able to attract and retain qualified persons for such positions and that directors will not be inhibited in their decision-making because of undue concerns about personal liability. The Board of Directors believes that the diligence exercised by directors stems primarily from their fiduciary duty and desire to act in the best interests of the Corporation and its shareholders and not from fear of monetary damages. Consequently, they believe that the level of care exercised by them in the performance of their duties would not be lessened by the adoption of the Reincorporation Proposal. The Board of Directors recognizes that it and future members of the Board of Directors could personally benefit from approval of the proposed change, but for the reasons stated above, the Board of Directors believes that the proposed change is in the best interests of the Corporation and its shareholders.

      Finally, a very significant factor justifying incorporation in Indiana, apart from statutory benefits, lies in management's intention to coordinate the Company's legal compliance and accounting functions through resources and advisory services utilized by LDI and its affiliates in Indianapolis, Indiana, which are accustomed to the Indiana legal environment. Management believes that the prior experience of other companies in LDI's distribution group in using such an approach establishes a sound precedent for the effective and efficient administration of the Company's legal and accounting functions from a centralized location in Indiana.

      In summary, the Board of Directors believes that the Indiana Law, as one of the most flexible and state-of-the-art corporation statutes in the United States, is likely to foster an environment which will allow the Company to realize certain efficiencies in the conduct of its corporate affairs and to attract experienced and talented people to serve on the Company's management team.


Principal Features of the Reincorporation

      The Reincorporation will be effected by the merger (the "Merger") of the Company with and into FinishMaster-Indiana, a wholly-owned subsidiary of the Company which will be incorporated under the Indiana Law for purposes of the Merger. FinishMaster-Indiana will be the surviving corporation in the Merger and will continue under the name of FinishMaster, Inc. The Company will cease to exist as a result of the Merger.

      The Merger will not become effective until the requisite shareholders' approval of the Reincorporation Proposal has been obtained and the Merger Agreement and Articles of Merger are filed with the Secretary of State of the State of Indiana and the Secretary of State of the State of Michigan. Upon the effective time of the Merger, FinishMaster-Indiana, as the surviving corporation, will be governed by the Indiana Articles and the Indiana Law.

      Upon completion of the Merger, each outstanding share of Common Stock of the Company will be converted into one share of Common Stock of FinishMaster-Indiana. As a result, the existing shareholders of the Company will automatically become shareholders of FinishMaster-Indiana, the Company will cease to exist, and FinishMaster-Indiana will continue to operate the business of the Company under the name FinishMaster, Inc. The stock certificates of the Company will be deemed to represent the same number of FinishMaster-Indiana shares as were represented by the Company's stock certificates prior to the Reincorporation. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR STOCK CERTIFICATES FOR FINISHMASTER-INDIANA STOCK CERTIFICATES. Following the Reincorporation, previously outstanding stock of the Company will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of FinishMaster-Indiana. Upon completion of the Reincorporation, the authorized capital stock of FinishMaster-Indiana will consist of ten million (10,000,000) shares of Common Stock, without par value, and one million (1,000,000) shares of preferred stock, without par value, which is identical to the authorized capital stock of the Company. The rights, privileges, limitations and restrictions of the preferred stock authorized in the Indiana Articles are identical to those of the preferred stock authorized under the Company's current articles of incorporation.

      The Reincorporation will not immediately result in any change to the daily business operations of the Company or the present location of the principal executive offices of the Company in Kentwood, Michigan. The consolidated financial condition and results of operations of FinishMaster-Indiana immediately after the consummation of the Reincorporation will be identical to that of the Company immediately prior to the consummation of the Reincorporation. In addition, at the effective time of the Merger, the Board of Directors of FinishMaster-Indiana will consist of those persons elected directors of the Company at the Annual Meeting. The Board of Directors will consist of seven (7) directors, who will be those persons described above in "Election of Directors" who were elected at the Annual Meeting. In addition, the individuals serving as executive officers of the Company immediately prior to the Merger will serve as executive officers of FinishMaster-Indiana upon the effectiveness of the Merger.

      A  vote  for   approval  and   adoption  of  the  Merger   Agreement   and
Reincorporation Proposal will also constitute specific approval of the Indiana Articles.

      Confirmation and adoption of the Merger Agreement and the Reincorporation Proposal will affect certain rights of shareholders. Accordingly, shareholders are urged to read carefully this entire Proxy Statement and the Appendices and Exhibits to the Proxy Statement before voting.

Dissenters' Rights of Appraisal

      As discussed under "Appraisal Rights" in the Comparison of Michigan and Indiana Corporate Law contained in Appendix A attached to this Proxy Statement, the Michigan Law provides dissenters' rights of appraisal to holders of shares of a class which is neither listed on a national securities exchange nor held by more than 2,000 shareholders. Accordingly, the Michigan Law provides for dissenters' rights of appraisal in connection with the Reincorporation. Any record holder of shares who does not vote in favor of the Reincorporation Proposal may elect to receive payment of the value of his or her shares in cash in accordance with Sections 761 through 774 of the Michigan Law (the "Dissenters' Rights Provisions").

     ANY  HOLDER OF SHARES  CONTEMPLATING  THE  EXERCISE  OF HIS OR HER RIGHT TO
DISSENT IS URGED TO REVIEW CAREFULLY THE DISSENTERS' RIGHTS PROVISIONS SUMMARIZED IN APPENDIX B TO THIS PROXY STATEMENT AND REPRINTED IN THEIR ENTIRETY AS APPENDIX C TO THIS PROXY STATEMENT. THE DISCUSSION SET FORTH IN APPENDIX B IS NOT A COMPLETE STATEMENT OF MICHIGAN LAW RELATING TO DISSENTERS' RIGHTS AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO APPENDIX C. EACH REQUIREMENT SET FORTH IN APPENDIX B AND IN APPENDIX C MUST BE FOLLOWED IN STRICT COMPLIANCE WITH THE APPLICABLE DISSENTERS' RIGHTS PROVISIONS IN ORDER FOR HOLDERS OF SHARES TO PERFECT DISSENTERS' RIGHTS.

Amendment, Deferral or Termination of the Merger Agreement

      If approved by the shareholders at the Annual Meeting, it is anticipated that the Reincorporation will become effective at the earliest practicable time. However, the Merger Agreement provides that it may be amended, modified or supplemented before or after approval by the shareholders of the Company; however, no such amendment, modification or supplement may be made if it would have a material adverse effect upon the rights of the Company's shareholders, unless it has been approved by the shareholders. The Merger Agreement also provides that the Company may terminate and abandon the Merger or defer its consummation for a reasonable period, notwithstanding shareholder approval, if, in the opinion of the Board of Directors, such action would be advisable. The Merger Agreement provides that the consummation of the Merger is subject to certain conditions, including the absence of pending or threatened litigation regarding the Reincorporation.

Federal Income Tax Consequences of the Reincorporation


     The Reincorporation will constitute a reorganization described in Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized by the holders of Common Stock as a result of the consummation of the Reincorporation and no gain or loss will be recognized by the Company or FinishMaster-Indiana. Each holder of Common Stock will have the same basis in the FinishMaster-Indiana Common Stock received pursuant to the Reincorporation as such holder had in the Common Stock held immediately prior to the Reincorporation, and the holding period with respect to the FinishMaster-Indiana Common Stock will include the period during which such holder held the corresponding Common Stock of the Company, so long as the Common Stock was held as a capital asset at the time of consummation of the Reincorporation. FinishMaster-Indiana will succeed without adjustment to the tax attributes of the Company. Shareholders should consult their own tax advisor as to any effect the reincorporation may have under state, local or foreign income tax laws.


      The Board of Directors unanimously recommends that the shareholders vote "FOR" the approval and adoption of the Merger Agreement and the Reincorporation Proposal.


                        VOTE REQUIRED TO APPROVE MATTERS

      A quorum for the meeting requires the presence in person or by proxy of holders of a majority of the outstanding shares of the Common Stock of the Company. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector(s) of election appointed for the meeting. Abstentions, "broker non-votes" (i.e., where brokers or nominees indicate that such persons have not received instructions from the beneficial owner or other person entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) and votes withheld will be treated as present for purposes of determining the presence of a quorum, but will not be counted as votes cast for or against the action to be taken on the matter.

      The election of each director requires a plurality of the votes cast. Votes withheld will be deemed not to have been cast. The Company's shareholders do not currently have the power to cumulate votes in the election of directors by (i) multiplying the number of votes they are entitled to cast by the number of directors for whom they are entitled to vote and (ii) casting the product for a single candidate or distributing the product among two or more candidates.

      The approval of the Merger Agreement and Reincorporation Proposal requires the affirmative vote of the holders of shares representing a majority of the shares outstanding on the record date.

      AutoPaints, which is controlled by members of management of the Company, currently beneficially owns approximately 67.4% of the outstanding Common Stock of the Company, and Andre B. Lacy, as Chairman and Chief Executive Officer of AutoPaints, intends to vote its shares in favor of the Reincorporation Proposal.



                              SHAREHOLDER PROPOSALS


      Any proposals which shareholders of the Company intend to present at the next annual meeting of the Company must be received by the Company by April 29, 1997, for inclusion in the Company's proxy statement and proxy form for that meeting.


                                  OTHER MATTERS

      Management is not aware of any business to come before the Annual Meeting other than those matters described in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

      The cost of  solicitation  of proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors, officers, and employees of the Company may solicit proxies personally or by telephone without additional compensation.

      Each Shareholder is urged to complete, date and sign the proxy and return it promptly in the enclosed return envelope.

      Insofar as any of the information in this Proxy Statement may rest peculiarly within the knowledge of persons other than the Company, the Company relies upon information furnished by others for the accuracy and completeness thereof.

                                         By Order of the Board of Directors


                                        /s/ Andre B. Lacy
                                         Andre B. Lacy, Chairman of the Board
                                                    and Chief Executive Officer


August 27, 1996

                                   APPENDIX A
                Comparison of Michigan and Indiana Corporate Law


      The Michigan Business Corporation Act (the "Michigan Law") and the Indiana Business Corporation Law (the "Indiana Law") are similar in many respects, but there are differences that may affect the rights of shareholders. The following includes a summary of certain similarities and differences between the Michigan Law and the Indiana Law. This discussion is not exhaustive and is qualified in its entirety by reference to the specific provisions of the Indiana Law, the Michigan Law and, where applicable, the Indiana Articles.

Vote Required for Mergers, Consolidations and Dissolution

      The Indiana Law relating to mergers and other corporate reorganizations is similar to the Michigan Law in several respects. Both the Michigan and the Indiana Law provide for a shareholder vote (except as indicated below and for certain "short-form" mergers between a parent corporation and its 90% subsidiaries) of: (i) both the acquiring and acquired corporations to approve mergers and (ii) the selling corporation to approve the sale by such corporation of all or substantially all of its assets. Both the Michigan and the Indiana Law also provide for a shareholder vote to approve the dissolution of a corporation. In addition, both the Michigan and the Indiana Law require the approval of the shareholders of an "acquired corporation" (which is defined as a corporation whose shares will be acquired in the transaction) in a share exchange transaction.

     The Indiana Law does not require a shareholder vote of the surviving corporation in a merger if (i) the merger agreement does not amend the existing articles of incorporation; (ii) each "pre-merger" shareholder will hold the same proportion of shares (relative to all "pre-merger" shareholders) with identical designations, preferences, limitations and relative rights immediately after the merger; (iii) the number of "voting shares" (defined to mean shares that entitle their holders to vote unconditionally in elections of directors) to be issued by the surviving corporation in the merger does not exceed 20% of the "voting shares" outstanding immediately prior to such issuance; and (iv) the number of "participating shares" (defined to mean shares that entitle their holders to participate without limitation distributions) to be issued by the surviving corporation in the merger does not exceed 20% of the "participating shares" outstanding immediately prior to such issuance. Similarly, the Michigan Law does not require a shareholder vote of the surviving corporation in a merger if (i) the merger agreement does not amend the existing articles of incorporation and
(ii) each "pre-merger shareholder" will hold the same number of shares with identical designations, preferences, limitations, and relative rights immediately after the merger.

      To obtain shareholder approval of a merger, share exchange, sale of all or substantially all of a corporation's assets, or dissolution, the Indiana Law requires a corporation to receive an affirmative vote of at least a majority of the outstanding stock of the corporation entitled to vote thereon, unless the articles of incorporation or the board of directors require a greater vote or voting by voting groups. Similarly, the Michigan Law generally requires the affirmative vote of at least a majority of all shares entitled to vote on a particular transaction in order to obtain shareholder approval of a merger, share exchange, sale of all or substantially all assets, or dissolution. Additionally, under both the Michigan and the Indiana Law, separate voting by voting groups is required: (i) on a plan of merger if the plan contains a provision which, if contained in a proposed amendment to the articles of incorporation, would require action by one or more separate voting groups; or
(ii) on a plan of share exchange by each class or series of shares included in the exchange, with each class or series constituting a separate voting group. Both the Michigan and the Indiana Law permit the board of directors to condition its submission of a proposal for merger, share exchange, sale of all or substantially all assets, or dissolution on any basis.

Appraisal Rights

      Both the Indiana Law and the Michigan Law provide shareholders, under certain circumstances, to dissent from certain corporate transactions and to receive fair value for their shares in lieu of the consideration they would otherwise receive in the transactions. The Indiana Law provides for dissenters' rights in connection with, among other transactions, (i) a merger requiring shareholder approval, (ii) a share exchange requiring shareholder approval, and (iii) a sale or exchange of all or substantially all of the assets of the corporation, including a sale in dissolution, but not including a sale pursuant to a court order. Dissenters' rights are only available for shareholders entitled to vote on the transaction giving rise to such rights. The Indiana Law does not provide dissenters' rights to the holders of shares which are (i) registered on a United States securities exchange registered under the Securities Exchange Act of 1934, as amended, or (ii) traded on the National Association of Securities Dealers, Inc. Automated Quotations System Over-the-Counter Markets - National Market Issues or a similar market.

      The Michigan Law provides for dissenters' rights in connection with, among other transactions: (i) a merger requiring shareholder approval, (ii) a share exchange requiring shareholder approval and (iii) a sale or exchange of all or substantially all of the assets of the corporation, including a sale in dissolution, but not including a sale pursuant to a court order. Dissenters' rights are only available for shareholders entitled to vote on the transaction giving rise to such rights. The Michigan Law does not provide dissenters' rights to (i) holders of shares of a class which is either listed on a national securities exchange or held by not less than 2,000 shareholders or (ii) shareholders entitled to vote on transactions where such shareholders are to receive cash or shares of a class either listed on a national securities exchange or held by not less than 2,000 shareholders or any combination thereof.

Cumulative Voting

      Under both the Indiana Law and the Michigan Law, cumulative voting (which permits holders of less than a majority of the voting securities of a corporation to cumulate their votes and elect a director in certain situations) is not available unless expressly provided for in the corporation's articles of incorporation. Furthermore, under the Indiana Law, shares otherwise entitled to vote cumulatively may not be voted cumulatively at a particular meeting unless the meeting notice or accompanying proxy statement conspicuously states that cumulative voting is authorized, or at least one shareholder who has the right to cumulate its votes gives notice of its intention to do so not less than forty-eight hours before the shareholder meeting. Since neither the Company's Articles of Incorporation nor the Indiana Articles provide for cumulative voting, the Company's shareholders do not have cumulative voting rights currently, nor will they have such rights after the Reincorporation is consummated.

Preemptive Rights

      Under both the Michigan Law and the Indiana Law, shareholders of a corporation do not have preemptive rights (which would permit them to maintain their percentage ownership in the corporation by enabling them to purchase a portion of newly-issued shares), unless expressly provided for in the articles of incorporation (or, in the case only of the Michigan Law, unless provided for in an agreement between the corporation and one or more shareholders).

      Since neither the Company's Articles of Incorporation nor the Indiana Articles expressly provide for pre-emptive rights, the Company's shareholders currently do not possess such rights, nor will they possess such rights after the Reincorporation is consummated. As a result, the Company will continue to be able to issue its capital stock to any public or private investor without first offering such stock to the Company's current shareholders. If any such shares are issued, the present shareholders' ownership as a percentage of the total outstanding stock would be diluted. Any such issuances would be on such terms as determined by the Board of Directors in its lawfully exercised discretion.

      Compliance with the requirements of preemptive rights, if the Company should desire to issue additional common stock or securities convertible into common stock in the future, would involve considerable delay and substantial expense to the Company. In most situations, the Company would be required to initiate and complete a rights offering or solicit and obtain shareholders' consent to a waiver of the preemptive rights before issuing any shares of stock. This may limit the Company's flexibility to take advantage of opportunities to raise capital for business growth or to finance acquisitions that may become available in the rapidly changing financial markets.

      Historically, preemptive rights originated at a time when companies were generally small and had relatively few shareholders, shares were not widely traded and there was little opportunity to purchase additional shares at a reasonable price except when the company had a new issue. Today, investors wishing to maintain or increase their holdings of the Company's stock may do so by purchasing shares through a broker-dealer making a market in the Company's shares.

      The Board of Directors believes that preemptive rights would not be a significant benefit to the shareholders, and that any benefit to shareholders of preemptive rights is outweighed by the benefit to the shareholders of increased flexibility and reduced costs in financing the operations of the Company.

Distributions to Shareholders

      Under both the Michigan Law and the Indiana Law, the declaration and/or payment of dividends, the redemption of shares, or the distribution of indebtedness is only permitted if, after giving effect to such action, the corporation is able to pay its debts as they come due in the ordinary course of business or the corporation's total assets exceed its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed to satisfy preferential shares (i.e., shares which are superior to the shares participating in the distribution) upon dissolution. The board of directors may base its determination that these requirements have been met on the corporation's financial statements prepared on the basis of accounting practices and principles that are reasonable under the circumstances or a fair valuation or other method that is reasonable.

Removal of Directors

      Under Indiana law, directors or shareholders may remove one or more directors with or without cause unless the articles of incorporation provide otherwise. Under both the Indiana Law and the Michigan Law, if a director is elected by a voting group, only shareholders of that voting group may participate in a vote to remove that director. Under the Indiana Law, if cumulative voting is authorized, a director may not be removed if the number of votes sufficient to elect that director under cumulative voting are voted against the director's removal. Otherwise, a director may be removed if the number of votes cast to remove the director exceeds the number of votes cast not to remove the director.

      Similarly, under the Michigan Law, shareholders may, by majority vote, remove one or more directors with or without cause, unless the articles of incorporation provide for removal only for cause. Furthermore, under the Michigan Law, if cumulative voting is authorized, a director may not be removed (if less than the entire board is to be removed) if the votes cast against his or her removal would be sufficient to elect him or her under a cumulative vote for the election of the entire board of directors or if there are classes of directors at an election of the subject director's class.

Shareholders' Action by Written Consent

      The Indiana Law permits shareholders to take any action without a meeting by unanimous written consent signed by all of the holders of shares entitled to vote on such action. If nonvoting shares are entitled to notice, and the action is to be taken by unanimous consent of the voting shares, nonvoting shares shall be given notice 10 days before the action is taken. Under the Michigan Law, the articles of incorporation may permit shareholders to take action without a meeting, without prior notice or a vote, if a written consent is signed by the minimal number of shareholders necessary to take the action at a meeting at which all shares entitled to vote on the action are present and voted. The Michigan Law requires, in the case of action taken by less than unanimous written consent, that subsequent notice be sent to shareholders who are entitled to receive notice and who have not consented in writing.

Power to Amend Articles of Incorporation

      Generally, under the Indiana Law, unless the articles of incorporation or board of directors require a greater vote or voting by voting groups, amendments to the articles of incorporation must receive shareholder approval by (i) a majority of the votes entitled to vote on the amendment and (ii) a majority of the votes entitled to be cast by any voting group with respect to which the amendment would create dissenters' rights. The board of directors may condition its submission of the proposed amendment on any basis.

      Under the Michigan Law, all amendments to a corporation's articles of incorporation must be approved by a majority of the outstanding shares entitled to vote thereon, plus the majority of the voting shares of any voting group entitled to vote thereon, unless the articles of incorporation provide otherwise. The holders of the outstanding shares of a class may vote as a separate voting group upon a proposed amendment (whether or not the articles of incorporation entitle to such shares vote thereon) if the amendment would increase or decrease the aggregate number of authorized shares of such class, or alter or change the powers, preferences or special rights of the shares of such class or of another class so as to affect the class adversely. Where a proposed amendment would not affect the entire class, only shares affected by the amendment must be included in the voting group.

Power to Adopt, Amend or Repeal Bylaws

      Under the Indiana Law, unless the articles of incorporation provide otherwise, only a corporation's board of directors may amend or repeal the corporation's bylaws. If expressly authorized by the articles of incorporation, the shareholders may adopt or amend a bylaw that fixes a greater quorum or voting requirement for shareholders. Such a bylaw may not be adopted, amended or repealed by the board of directors. Furthermore, a bylaw that fixes a greater than majority quorum or voting requirement for action by the board of directors may be amended or repealed only by shareholders, if adopted by shareholders, and
(ii) only by the board of directors, if adopted by the board of directors, unless otherwise provided. Action by the board of directors to adopt or amend a bylaw that changes the quorum or voting requirement for action by the board of directors must meet the greater of: (a) the requirement then in effect or (b) the proposed requirement.

      Under the Michigan Law, (i) the shareholders or the board of directors may amend or repeal the bylaws or adopt new bylaws, unless the articles of incorporation or bylaws provide that the power to adopt new bylaws is reserved exclusively to the shareholders or that the bylaws or any particular bylaw may not be altered or repealed by the board.

Demand for a Special Shareholder Meeting

      Under the Indiana Law, a special meeting of shareholders may be called by the board of directors, certain persons authorized in the corporation's articles of incorporation or bylaws or holders of at least 25% of the shares entitled to be cast at the proposed meeting. Under the Michigan Law, a special meeting of shareholders may be called by the board of directors, officers, or shareholders, as provided in the bylaws. The Michigan Law also provides that, upon application by the holders of at least 10% of all shares entitled to vote at the proposed meeting to the circuit court of the county where the principal place of business or registered agent is located, such court, for good cause shown, may order a special meeting of shareholders with the shareholders present constituting a quorum.

Standard Conduct For Directors

      Under the Michigan Law, a director or officer is required to discharge his or her duties: (i) in good faith; (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances; and (iii) in a manner reasonably believed to be in the best interests of the corporation. Directors and officers, in discharging their duties, are entitled to rely on information, opinions, reports, or statements, presented by: (a) one or more directors, officers or employees of the corporation who the director or officer reasonably believes to be reliable and competent in the matters presented; (b) legal counsel, public accountants or other persons as to matters the director or officer reasonably believes are within that person's professional or expert competence; and (c) a committee of the board of which he or she is not a member and which the director or officer reasonably believes merits confidence. However, a director or officer may not rely on the information set forth above if facts are known which make such reliance unwarranted.

      Under the Indiana Law, a director must, based on the facts then known to the director, discharge his or her duties (i) in good faith; (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances; and (iii) in a manner the director reasonably believes to be in the best interests of the corporation. In discharging his duties, a director is entitled to rely on information, opinions, reports, or statements prepared or presented by (a) one or more officers or employees of the corporation who the director reasonably believes to be reliable and competent in the matters presented; (b) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within such person's professional or expert competence; or (c) a committee of the board of directors of which the director is not a member and which the director reasonably believes merits confidence. A director may not rely on the information provided above if he or she has knowledge of the matter in question which makes such reliance unwarranted. Directors, in considering the best interests of the corporation, may consider the effects of any action on shareholders, employees, suppliers, customers, and communities in which offices or other facilities of the corporation are located, and any other factors the director considers pertinent. Furthermore, the Indiana Law expressly provides that a director is not liable for any action taken as a director (or any failure to take any action) unless: (1) the director has breached or failed to perform the duties of the director's office; and (2) the breach or failure to perform constitutes willful misconduct or recklessness. The Indiana Law expressly provides that certain judicial decisions in Indiana and other jurisdictions, which might otherwise be looked to for guidance in determining Indiana corporate law, including decisions relating to potential change of control transactions that impose a different or higher degree of scrutiny on actions taken by directors in response to a proposed acquisition of control of the corporation, are inconsistent with the proper application of the business judgment rule under the Indiana Law.

      In taking or declining to take any action, or in making or declining to make any recommendation to the shareholders with respect to any matter, the board of directors may, in its discretion, consider both the short term and long term best interests of the corporation, taking into account and weighing, as the directors deem appropriate, the effects thereof on the corporation, shareholders and the other corporate constituent groups and interests described above. If such a determination is made with the approval of a majority of the disinterested directors, that determination shall be presumed to be valid, unless it can be demonstrated that the determination was not made in good faith after reasonable investigation.

Indemnification

      The Indiana Law permits indemnification of directors against liabilities and reasonable expenses incurred in a proceeding, if such person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the corporation and, with respect to any criminal action, had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful. The Indiana Law requires indemnification (unless otherwise limited by the articles of incorporation) to the extent such director is wholly successful, on the merits or otherwise, in any proceeding in which the person was involved by reason or his or her status as a director. Unless the articles of incorporation provide otherwise, a director who was a party to a proceeding may apply for indemnification to the court conducting the proceeding (or any court with jurisdiction). The court may order indemnification if it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth above. The Indiana Law also provides that statutory indemnification does not exclude any other rights of indemnification provided in the articles of incorporation, bylaws or a resolution of the board of directors, or any other authorization adopted by a majority vote of all voting shares. Unless the articles of incorporation provide otherwise, the corporation may indemnify an officer, employee, or agent of the corporation to the same extent as a director. Such persons also benefit from the mandatory indemnification provision described in this paragraph.

      The Michigan Law permits a corporation to indemnify any director, officer, employee or agent of the corporation against liabilities actually and reasonably incurred in a proceeding if such person acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interest of the corporation or its shareholders and, with respect to any criminal proceeding, if the person had no reasonable cause to believe his conduct was unlawful. The Michigan Law expressly permits a corporation to indemnify a director, officer, employee or agent of the corporation who was or is a party to any proceeding by or on behalf of the corporation.

Such persons must be indemnified against expenses actually and reasonably incurred in connection with the proceeding if the person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders. However, indemnification may not be made if such person has been found liable to the corporation, except when such person makes an application with the court conducting the proceeding (or any court with appropriate jurisdiction) and the court determines that the person is fairly and reasonably entitled to indemnification (limited to reasonable expenses incurred) in view of all of the relevant circumstances, whether or not such person has met the standards described above. The Michigan Law also provides for mandatory indemnification of directors, officers, employees and agents to the extent successful, on the merits or otherwise, in proceedings in which the person was involved by reason of his or her status as a director, officer, employee or agent, against actual and reasonable expenses incurred. The Michigan Law provides that statutory indemnification is not exclusive of other rights of indemnification which may be available under the articles of incorporation, by-laws or a contractual agreement; however, the total amount of expenses advanced or indemnified from all sources combined shall not exceed the amount of actual expenses incurred. Both the Indiana Law and the Michigan Law provide for advancement of expenses prior to final disposition of a proceeding, under certain circumstances.

Number of Directors

      Under the Indiana Law, the Board of Directors must consist of one or more individuals with the number specified and/or fixed by the articles of incorporation or bylaws. The articles of incorporation or bylaws may establish a variable range for the size of the Board of Directors. If a variable range is established, the number of directors may be fixed or changed from time to time by the Board of Directors. Under the Michigan Law, the board shall consist of one or more members as fixed in the bylaws, unless the articles of incorporation fix the number. The Michigan Law also permits the shareholders or board to designate one or more directors as independent directors. An independent director may communicate with shareholders at the corporation's expense as part of a communication or report sent by the corporation to shareholders. An independent director must not, however, have any greater duties or liabilities than any other director.

      The Board believes that it is capable, just as the shareholders are, of determining the advisability of expansion of the Board of Directors, due to the Board's familiarity with the Company's management and opportunities. The Board of Directors desires to continue to have the flexibility to respond quickly to the availability of an excellent candidate for an additional director position, without the burden and expense of calling a special meeting of the shareholders, and therefore wishes to retain its ability to increase or decrease the size of the Board of Directors from time to time within a range specified in the Company's Bylaws.

Anti-Takeover Law

      Indiana and Michigan have adopted substantially similar "control share acquisition statutes" which are designed to protect shareholders from the adverse effects of a takeover attempt by a corporate raider seeking to acquire control either through market accumulations or partial tender offers. Under both the Indiana Law and the Michigan Law, a beneficial holder of shares that acquires a "control share" may be precluded from having voting rights. A "control share" is defined as (i) one-fifth or more but less than one-third of the total voting power, (ii) one-third or more but less than a majority of the total voting power, or (iii) a majority or more of the total voting power.

      An acquirer of a control share may submit information regarding the acquisition to the target company and request, at the acquirer's expense, a special meeting of shareholders to determine whether the control shareholder will have voting rights. If the control shareholder is granted voting rights and has acquired a majority of all voting power, the other shareholders have the right to have their stock redeemed at fair market value (defined to mean a value not less than the highest price paid per share by the acquiring person in the control share acquisition).

      Under both the Indiana Law and the Michigan Law, control shares acquired in a control share acquisition are automatically subject to redemption, if such redemption is authorized under the articles of incorporation or bylaws and (i) the acquirer does not deliver the requisite acquisition information to the target's board of directors, or (ii) the acquisition information is delivered to the directors and voting rights are denied. Both the Indiana Law and the Michigan Law provide that a corporation may "opt out" of the control share acquisition statute by amending the articles of incorporation or the bylaws in advance of a control share acquisition. As a condition precedent to the Stock Purchase, the Board of Directors of the Company amended the Company's Bylaws to opt out of the control share acquisition provisions of the Michigan Law.

      Both Michigan and Indiana have adopted a business combination statute, which is designed to prevent a corporation from engaging in a "business combination" with an "interested shareholder" that would allow a potential acquirer to use the corporation's assets to finance the acquisition or otherwise to benefit its own interests rather than the interests of the corporation and its other shareholders. An "interest shareholder" is defined to mean the direct or indirect beneficial owner of ten percent or more of the voting power of the outstanding shares of the corporation or an affiliate of the corporation that at any time within the five years immediately before the date in question was the beneficial owner, directly or indirectly, of the same percentage of shares. Both the Indiana Law and the Michigan Law provide that a corporation may "opt out" of the business combination statute.

      The business combination act under the Michigan Law does not, by its terms, apply to the Company, because the Company had an "interested shareholder" at the time the statute was enacted, and the statute expressly excludes such a situation from its coverage. If the Reincorporation Proposal is approved, the provisions of the business combination act under the Indiana Law will apply to FinishMaster-Indiana, unless action is subsequently taken to "opt out" of its coverage in the manner provided by the Indiana Law.

                                   APPENDIX B

                        Rights of Dissenting Shareholders

      Any record holder of shares who does not vote in favor of the Merger may elect to receive payment of the value of his or her shares in cash in accordance with Sections 761 through 774 of the Michigan Business Corporation Act (the "Dissenters' Rights Provisions").

      Any holder of shares contemplating the exercise of his or her right to dissent is urged to review carefully the Dissenters' Rights Provisions reprinted in Appendix C to this Proxy Statement. Set forth below, to be read in conjunction with the full text of the Dissenters' Rights Provisions, is a summary of the principal steps to be taken if the right to dissent is to be exercised. EACH STEP MUST BE TAKEN IN STRICT COMPLIANCE WITH THE APPLICABLE DISSENTERS' RIGHTS PROVISIONS IN ORDER FOR HOLDERS OF SHARES TO PERFECT DISSENTERS' RIGHTS.

      Written Notice to Company. Written notice of a shareholder's intent to demand payment for his or her shares pursuant to the Dissenters' Rights
Provisions in the event the Merger is consummated must be received by the Company before the shareholders vote on the Merger Agreement. Such written notice should state the number of shares as to which dissenters' rights are being asserted and should be sent to the attention of the Secretary of the Company at 4259 40th Street, S.E., Kentwood, Michigan 49512. DISSENTERS' RIGHTS ARE NOT AVAILABLE UNLESS THIS NOTICE REQUIREMENT IS FULFILLED.

      Differing Record and Beneficial Owners. A record shareholder may assert dissenters' rights as to fewer than all shares registered in that shareholder's name only if the shareholder dissents (in accordance with the Dissenters' Rights Provisions) with respect to all the shares beneficially owned by any one person and notifies the Company in writing of the name and address of each person on whose behalf the record shareholder is asserting dissenters' rights.

      A person owning a beneficial interest in shares (a "Beneficial Owner") may assert dissenters' rights as to the shares held on such Beneficial Owner's behalf only if (i) the Beneficial Owner submits to the Company the record shareholder's written consent to the dissent no later than the time the Beneficial Owner asserts dissenters' rights, and (ii) the Beneficial Owner asserts dissenters' rights (in accordance with the Dissenters' Rights Provisions) with respect to all the Beneficial Owner's shares or all those shares over which the Beneficial Owner has power to direct the vote.

      Voting. Holders of shares who deliver notice of their intent to dissent from the Merger ("Dissenting Shareholders") must not vote in favor of the Merger, but such shareholders need not vote against the adopting of the Merger Agreement. Because a proxy which does not contain voting instructions will not be counted in the vote for the adoption of the Merger Agreement, a holder of shares who votes by proxy and who wishes to exercise his appraisal rights must
(i) vote against the adoption of the Merger Agreement, or (ii) abstain from voting on the adoption of the Merger Agreement.

      Notice to Dissenters. If the Merger is approved, the Company will send a written notice (the "Dissenters' Notice") to each Dissenting Shareholder within ten (10) days after the Merger is consummated. The Dissenters' Notice must (i) supply a form for payment demand which includes the date of the first announcement to news media or to shareholders of the terms of the Merger and requires that the Dissenting Shareholder certify whether or not beneficial ownership of his or her shares was acquired before such date; (ii) state where the payment demand and certificates for the shares must be sent; and (iii) set a date by which the Company must receive the payment demand and certificates representing the Dissenting Shareholder's shares, which date may not be fewer than 30 nor more than 60 days after the date the Dissenters' Notice is delivered.

      Payment Demand. The Dissenting Shareholder must (i) demand payment, (ii) certify whether beneficial ownership of his or her shares was acquired prior to the date set forth in the Dissenters' Notice and (iii) deposit the certificates formerly representing his or her shares, all in accordance with the terms of the Dissenters' Notice, in order to preserve statutory dissenters' rights. A Dissenting Shareholder who demands payment and deposits stock certificates in accordance with the terms of the Dissenters' Notice retains all other rights as a shareholder until the rights are cancelled or modified by the consummation of the Merger. A Dissenting Shareholder who fails to demand payment or deposit stock certificates as required by the Dissenters' Notice by the respective dates set forth therein is not entitled to payment for his or her shares.

      Payment by the Company; Results of Termination of Merger. Within seven (7) days after the consummation of the Merger or demand for payment is received, whichever occurs later, the Company will pay to each Dissenting Shareholder who has met all statutory conditions the Company's estimate of the fair value of his or her shares, plus interest, accompanied by certain information, including valuation information, required by the Dissenters' Rights Provisions. However, the Company may elect to withhold such payment from Dissenting Shareholders who acquired beneficial ownership of Shares after the date set forth in the Dissenters' Notice as the date of the first announcement to news media or shareholders of the terms of the Merger (the "Post Announcement Shareholders"). If the Company elects to withhold payment from such shareholders, it will send each Post Announcement Shareholder an offer, accompanied by certain information specified in the Dissenters' Rights Provisions, to pay the Company's estimate of the fair value of the shareholder's shares, provided that such holders agree to accept the amount offered in full satisfaction of their demands for payment. If the Company does not consummate the Merger within 60 days after the date set for demanding payment and depositing share certificates, the Company must return the deposited certificates.

      Optional Secondary Payment Demand. Within 30 days after (i) the Company pays the Dissenting Shareholders the Company's estimate of the fair value of their shares or (ii) the Company offers to pay the Post Announcement Shareholders its estimate of the fair value of their shares, each Dissenting Shareholder may notify the Company of such shareholder's own estimate of the value of his or her shares and amount of interest due (if it differs from the Company's estimate), and demand payment of the shareholder's estimate of the fair value of the shares (plus interest), less any payment received from the Company, or reject the Company's offer and demand payment of the shareholder's estimate of the fair value of the shares (plus interest), as the case may be.

      Petition for Determination of Value. If a demand for payment (whether an original demand or a secondary demand) by a Dissenting Shareholder remains unsettled 60 days after the receipt by the Company of such demand, the Company must commence a proceeding in the Circuit Court where the Company's principal place of business or registered agent is located to determine the fair value of the dissenting shareholder's shares and accrued interest. All Dissenting Shareholders whose claims remain unsettled at such time will be made parties to those proceedings. A Dissenting Shareholder will be entitled to judgment for an amount, if any, by which the court finds the fair value of his or her shares, plus interest, exceeds any amount paid by the Company or the fair value, plus accrued interest, of any Post-Announcement Shareholder's after-acquired shares. In a judicial proceeding brought to determine the fair value of shares, an optional dispute resolution mechanism is available upon the agreement of the parties and the approval of the court.

      The court in an appraisal proceeding will determine and assess costs against all parties in such amounts as the court finds equitable. The court may assess fees and expenses of counsel and experts against either the Company or a dissenter if the court finds that the party against whom the fees and expenses are assessed did not comply with the requirements of the Dissenters' Rights Provisions or acted arbitrarily, vexatiously, or not in good faith in demanding payment. In addition, if the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the Company, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

      Effect on Dividends and Voting Rights. A dissenting shareholder will retain his or her rights, if any, to vote and receive dividends until the Merger is consummated. Upon the consummation of the Merger, any shareholder who has given proper notice and made a valid demand will cease to be a shareholder and will have no rights with respect to his or her shares, except the right to receive payment of the fair value thereof.

                                   APPENDIX C

            Dissenters' Rights Provisions Under Sections 761 Through
                  774 of the Michigan Business Corporation Act

761  [DEFINITIONS].--As used in sections 762 to 774:

      (a) "Beneficial shareholder" means the person who is a beneficial owner of shares held by a nominee as the record shareholder.

      (b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving corporation by merger of that issuer.

      (c) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 762 and who exercises that right when and in the manner required by sections 764 through 772.

      (d) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

      (e) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

      (f) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

      (g)      "Shareholder" means the record or beneficial shareholder.

      762 [DISSENTERS' RIGHTS].--(1) A shareholder is entitled to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

      (a) Consummation of a plan of merger to which the corporation is a party if shareholder approval is required for the merger by section 703a or the articles of incorporation and the shareholder is entitled to vote on the merger, or the corporation is a subsidiary that is merged with its parent under section 711.

      (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan.

      (c) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution but not including a sale pursuant to court order.

      (d) An amendment of the articles giving rise to a right to dissent pursuant to section 621.

      (e) A  transaction  giving rise to a right to dissent  pursuant to section
754.

      (f) Any corporate action taken pursuant to a shareholder vote to the extent the articles, bylaws, or a resolution of the board provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

      (g) The approval of a control share acquisition giving rise to a right to dissent pursuant to section 799.

      (2) Unless otherwise provided in the articles, bylaws, or a resolution of the board, a shareholder may not dissent from any of the following:

      (a) Any corporate action set forth in subsection (1)(a) to (e) as to shares which are listed on a national securities exchange or held of record by not less than 2,000 persons on the record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting of shareholders at which the corporate action is to be acted upon.

      (b) A transaction described in subsection (1)(a) in which shareholders receive cash or shares that satisfy the requirements of subdivision (a) or any combination thereof.

      (c) A transaction described in subsection (1)(b) in which shareholders receive cash or shares that satisfy the requirements of subdivision (a) or any combination thereof.

      (d) A transaction described in subsection (1)(c) which is conducted pursuant to a plan of dissolution providing for distribution of substantially all of the corporation's net assets to shareholders in accordance with their respective interests within 1 year after the date of the transaction, where the transaction is for cash or shares that satisfy the requirements of subdivision
(a) or any combination thereof.

      (3) A shareholder entitled to dissent and obtain payment for his or her shares pursuant to subsection (1)(a) to (e) may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

      (4) A shareholder who exercises his or her right to dissent and seek payment for his or her shares pursuant to subsection (1)(f) may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

      763 [ASSERTION OF RIGHTS AS TO FEWER THAN ALL SHARES; BY BENEFICIAL OWNER; CONDITIONS].--(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his or her name only if he or she dissents with respect to all shares beneficially owned by any 1 person and notifies the corporation in writing of the name and address of each person on whose behalf he or she asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he or she dissents and his or her other shares were registered in the names of different shareholders.

      (2) A beneficial shareholder may assert dissenters' rights as to shares held on his or her behalf only if all of the following apply:

      (a) He or she submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights.

      (b) He or she does so with respect to all shares of which he or she is the beneficial shareholder or over which he or she has power to direct the vote.

      764 [NOTICE TO SHAREHOLDERS--CONTENTS].--(1) If proposed corporate action creating dissenters' rights under section 762 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this act and shall be accompanied by a copy of sections 761 to 774.

      (2) If corporate action creating dissenters' rights under section 762 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in section 766. A shareholder who consents to the corporate action is not entitled to assert dissenters' rights.

      765 [WRITTEN NOTICE OF INTENT TO DEMAND PAYMENT; REQUIREMENTS].--(1) If proposed corporate action creating dissenters' rights under section 762 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights must deliver to the corporation before the vote is taken written notice of his or her intent to demand payment for his or her shares if the proposed action is effectuated and must not vote his or her shares in favor of the proposed action.

      (2) A shareholder who does not satisfy the requirements of subsection (1) is not entitled to payment for his or her shares under this act.

      766 [NOTICE TO DISSENTING SHAREHOLDERS; OFFER TO PAY FOR SHARES; CONTENTS].--(1) If proposed corporate action creating dissenters' rights under section 762 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of section 765.

      (2) The dissenters' notice must be sent no later than 10 days after the corporate action was taken, and must provide all of the following:

      (a) State where the payment demand must be sent and where and when certificates for shares represented by certificates must be deposited.

      (b) Inform holders of shares without certificates to what extent transfer of the shares will be restricted after the payment demand is received.

      (c) Supply a form for the payment demand that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether he or she acquired beneficial ownership of the shares before the date.

      (d) Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the subsection (1) notice is delivered.

      767 [DEMAND FOR PAYMENT; DEPOSIT OF SHARES; RETENTION OF OTHER RIGHTS].--(1) A shareholder sent a dissenter's notice described in section 766 must demand payment, certify whether he or she acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to section 766(2)(c), and deposit his or her certificates in accordance with the terms of the notice.

      (2) The shareholder who demands payment and deposits his or her share certificates under subsection (1) retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

      (3) A shareholder who does not demand payment or deposit his or her share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his or her shares under this act.

      768 [RESTRICTIONS ON TRANSFER OF UNCERTIFICATED SHARES; RETENTION OF ALL OTHER RIGHTS].--(1) The corporation may restrict the transfer of shares without certificates from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under section 770.

      (2) The person for whom dissenters' rights are asserted as to shares without certificates retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

      769 [PAYMENT OF FAIR VALUE AND INTEREST -- WHEN; ACCOMPANYING DOCUMENTS].--(l) Except as provided in section 771, within 7 days after the proposed corporate action is taken or a payment demand is received, whichever occurs later, the corporation shall pay each dissenter who complied with section 767 the amount the corporation estimates to be the fair value of his or her shares, plus accrued interest.

      (2)      The payment must be accompanied by all of the following:

      (a) The corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and if available the latest interim financial statements.

      (b) A statement of the corporation's estimate of the fair value of the shares.

      (c) An explanation of how the interest was calculated.

      (d) A statement of the dissenter's right to demand payment under section 772.

      770 [FAILURE OF CORPORATION TO TAKE ACTION DISSENTED FROM; RETURN OF DEPOSITED CERTIFICATES; RELEASE OF RESTRICTIONS ON UNCERTIFICATED SHARES; EFFECT OF NEW ACTION].--(1) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on shares without certificates.

      (2) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under section 766 and repeat the payment demand procedure.

      771 [WITHHOLDING PAYMENT; CONDITIONS; REQUIREMENTS IF PAYMENT WITHHELD].--(l) A corporation may elect to withhold payment required by section 769 from a dissenter unless he or she was the beneficial owner of the shares before the date set forth in the dissenters' notice pursuant to section 766(2)(c).

      (2) To the extent the corporation elects to withhold payment under subsection (1), after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who shall agree to accept it in full satisfaction of his or her demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under section 772.

      772 [CIRCUMSTANCES UNDER WHICH DISSENTER MAY ESTIMATE FAIR VALUE; WAIVER].--(1) A dissenter may notify the corporation in writing of his or her own estimate of the fair value of his or her shares and amount of interest due, and demand payment of his or her estimate, less any payment under section 769, or reject the corporation's offer under section 771 and demand payment of the fair value of his or her shares and interest due, if any 1 of the following applies:

      (a) The dissenter believes that the amount paid under section 769 or offered under section 771 is less than the fair value of his or her shares or that the interest due is incorrectly calculated.

      (b) The corporation fails to make payment under section 769 within 60 days after the date set for demanding payment.

      (c) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on shares without certificates within 60 days after the date set for demanding payment.

      (2) A dissenter waives his or her right to demand payment under this section unless he or she notifies the corporation of his or her demand in writing under subsection (1) within 30 days after the corporation made or offered payment for his or her shares.

      773 [COURT DETERMINATION OF FAIR VALUE; SERVICE OF PROCESS; JURISDICTION; MEASURE OF JUDGMENT].--(1) If a demand for payment under section 772 remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

      (2) The corporation shall commence the proceeding in the circuit court of the county in which the corporation's principal place of business or registered office is located. If the corporation is a foreign corporation without a registered office or principal place of business in this state, it shall commence the proceeding in the county in this state where the principal place of business or registered office of the domestic corporation whose shares are to be valued was located.

      (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

      (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) is plenary and exclusive. The court may appoint 1 or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

      (5) Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds the fair value of his or her shares, plus interest, exceeds the amount paid by the corporation or for the fair value, plus accrued interest, of his or her after-acquired shares for which the corporation elected to withhold payment under section 771.

      773a [APPOINTMENT OF REFEREE; POWERS; COMPENSATION; REPORT; OBJECTIONS TO REPORT].--(1) In a proceeding brought pursuant to section 773, the court may, pursuant to the agreement of the parties, appoint a referee selected by the parties and subject to the approval of the court. The referee may conduct proceedings within the state, or outside the state by stipulation of the parties with the referee's consent, and pursuant to the Michigan court rules. The referee shall have powers that include, but are not limited to, the following:

      (a) To hear all pretrial motions and submit proposed orders to the court. In ruling on the pretrial motion and proposed orders, the court shall consider only those documents, pleadings, and arguments that were presented to the referee.

      (b) To require the production of evidence, including the production of all books, papers, documents, and writings applicable to the proceeding, and to permit entry upon designated land or other property in the possession or control of the corporation.

      (c) To rule upon the admissibility of evidence pursuant to the Michigan rules of evidence.

      (d)      To place witnesses under oath and to examine witnesses.

      (e)      To provide for the taking of testimony by deposition.

      (f)      To regulate the course of the proceeding.

      (g) To issue subpoenas, when a written request is made by any of the parties, requiring the attendance and testimony of any witness and the production of evidence including books, records, correspondence, and documents in the possession of the witness or under his or her control, at a hearing before the referee or at a deposition convened pursuant to subdivision (e). In case of a refusal to comply with a subpoena, the party on whose behalf the subpoena was issued may file a petition in the court for an order requiring compliance.

      (2) The amount and manner of payment of the referee's compensation shall be determined by agreement between the referee and the parties, subject to the court's allocation of compensation between the parties at the end of the proceeding pursuant to equitable principles, notwithstanding section 774.

      (3)      The referee shall do all of the following:

      (a)      Made a record and reporter's transcript of the proceeding.

      (b) Prepare a report, including proposed findings of fact and conclusions of law, and a recommended judgment.

      (c) File the report with the court, together with all original exhibits and the reporter's transcript of the proceeding.

      (4) Unless the court provides for a longer period, not more than 45 days after being served with notice of the filing of the report described in subsection (3), any party may serve written objections to the report upon the other party. Application to the court for action upon the report and objections to the report shall be made by motion upon notice. The court, after hearing, may adopt the report, may receive further evidence, may modify the report, or may recommit the report to the referee with instructions. Upon adoption of the report, judgment shall be entered in the same manner as if the action had been tried by the court and shall be subject to review in the same manner as any other judgment of the court.

      774 [COURT TO DETERMINE FEES AND COSTS; BY WHOM PAYABLE].--(1) The court in an appraisal proceeding commenced under section 773 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 772.

      (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable in the following manner:

      (a) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of sections 764 through 772.

      (b) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this act.

      (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees paid out of the amounts awarded the dissenters who were benefited.

                                    EXHIBIT 1

                          AGREEMENT AND PLAN OF MERGER
                               FINISHMASTER, INC.


Parties:

      THIS AGREEMENT AND PLAN OF MERGER ("Merger Agreement") is entered into by and between FinishMaster, Inc., a Michigan corporation ("FinishMaster-Michigan") and FinishMaster, Inc., an Indiana corporation ("FinishMaster-Indiana").

Recitals:

      1. FinishMaster-Michigan is a corporation duly organized and existing under the laws of the State of Michigan.

      2. FinishMaster-Indiana is a corporation duly organized and existing under the laws of the State of Indiana.

      3. On the date of this Merger Agreement, the authorized capital stock of FinishMaster-Michigan consists of (i) ten million (10,000,000) shares of common stock, without par value (the "FinishMaster-Michigan Common Stock"), of which six million one hundred forty (6,000,140) shares are issued and outstanding, and
(ii) one million (1,000,000) shares of preferred stock, without par value, of which none are outstanding.

      4. On the date of this Merger Agreement, the authorized capital stock of FinishMaster-Indiana consists of (i) ten million (10,000,000) shares of common stock, without par value (the "FinishMaster-Indiana Common Stock"), of which ten
(10) shares are issued and outstanding and owned by  FinishMaster-Michigan,  and
(ii) one million (1,000,000) shares of preferred stock, without par value, of which none are outstanding.

      5. The respective Boards of Directors of FinishMaster-Michigan and FinishMaster-Indiana have determined that it is advisable and in the best interests of each such corporation that FinishMaster-Michigan merge with and into FinishMaster-Indiana upon the terms and subject to the conditions of this Merger Agreement for the purpose of effecting the reincorporation of FinishMaster-Michigan in the State of Indiana.

      6. The respective Boards of Directors of FinishMaster-Michigan and FinishMaster-Indiana have approved and adopted this Merger Agreement. FinishMaster-Michigan has adopted this Merger Agreement as the sole shareholder of FinishMaster-Indiana and the Board of Directors of FinishMaster-Michigan has directed that this Merger Agreement be submitted to a vote of its shareholders. The affirmative vote of the holders of a majority of the outstanding shares of FinishMaster-Michigan Common Stock entitled to vote on this Merger Agreement must approve this Merger Agreement for the merger to become effective.

      7.  The   parties   intend   by  this   Merger   Agreement   to  effect  a
"reorganization" under Section 368 of the Internal Revenue Code of 1986, as amended.

Terms and Provisions:

      In consideration of the foregoing recitals and of the following terms and provisions, and subject to the following conditions, it is agreed:

      1. Merger. At the Effective Time (as defined in this Section 1), FinishMaster-Michigan shall be merged with and into FinishMaster-Indiana (the "Merger"). FinishMaster-Indiana shall be the surviving corporation of the Merger and the separate corporate existence of FinishMaster-Michigan shall cease. The

                                       1-1

Merger shall become effective upon the filing of Articles of Merger with the Secretary of State of the State of Indiana. The date and time when the Merger shall become effective is herein referred to as the "Effective Time."

      2.       Governing Documents.

        a. The Articles of Incorporation of FinishMaster-Indiana as it may be amended or restated subject to applicable law, as in effect immediately prior to the Effective Time, shall constitute the Articles of Incorporation of FinishMaster-Indiana without further change or amendment until thereafter amended in accordance with the provisions thereof and applicable law.

        b. The Bylaws of FinishMaster-Michigan as in effect immediately prior to the Effective Time shall constitute the Bylaws of FinishMaster-Indiana without change or amendment until thereafter amended in accordance with the provisions thereof and applicable law.

      3. Officers and Directors. The persons who are officers and directors of FinishMaster-Michigan immediately prior to the Effective Time shall, after the Effective Time, be the officers and directors of FinishMaster-Indiana, without change until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with FinishMaster-Indiana's Articles of Incorporation and Bylaws and applicable law.

      4.  Name.   The  name  of   FinishMaster-Indiana   shall  continue  to  be
FinishMaster, Inc.

      5. Succession. At the Effective Time, the separate corporate existence of FinishMaster-Michigan shall cease, and FinishMaster-Indiana shall possess all the rights, privileges, powers and franchises of a public or private nature and be subject to all the restrictions, liabilities and duties of FinishMaster-Michigan and all the rights, privileges, powers and franchises of FinishMaster-Michigan, and all property, real, personal and mixed, and all debts due to FinishMaster-Michigan on whatever account, as well for share subscriptions and all other things in action, shall be vested in FinishMaster-Indiana; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectively the property of FinishMaster-Indiana as the same were of FinishMaster-Michigan, and the title to any real estate vested by deed or otherwise shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and liens upon any property of FinishMaster-Michigan shall be preserved unimpaired, and all debts, liabilities and duties of FinishMaster-Michigan shall thenceforth attach to FinishMaster-Indiana and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; provided, however, that such liens upon property of FinishMaster-Michigan will be limited to the property affected thereby immediately prior to the Merger. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of FinishMaster-Michigan, its shareholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of FinishMaster-Indiana, its shareholders, Board of Directors and committees thereof, respectively, and shall be as effective and binding thereon as the same were with respect to FinishMaster-Michigan.

      6. Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

        a. Each share of FinishMaster-Michigan Common Stock outstanding immediately prior to the Effective Time shall be converted into, and shall become, one fully paid and nonassessable share of FinishMaster-Indiana Common Stock.

        b. The 10 shares of FinishMaster-Indiana Common Stock issued and outstanding in the name of FinishMaster-Michigan shall be cancelled and retired, and no payment shall be made with respect thereto, and such shares shall resume the status of unauthorized and unissued shares of FinishMaster-Indiana Common Stock.

      7.  Stock  Certificates.  At and  after  the  Effective  Time,  all of the
outstanding   certificates   which  immediately  prior  to  the  Effective  Time
represented shares of FinishMaster-Michigan Common Stock shall be

                                       1-2
deemed for all purposes to evidence ownership of, and to represent shares of, FinishMaster-Indiana Common Stock into which the shares of FinishMaster-Michigan Common Stock formerly represented by such certificates have been converted as herein provided. The registered owner on the books and records of FinishMaster-Michigan or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to FinishMaster-Indiana or its transfer agent, have and be entitled to exercise any voting or other rights with respect to and to receive any dividends and other distributions upon the shares of FinishMaster-Indiana Common Stock evidenced by such outstanding certificate as above provided. Nothing contained herein shall be deemed to require the holder of any shares of FinishMaster-Michigan Common Stock to surrender the certificate or certificates representing such shares in exchange for a certificate or certificates representing shares of FinishMaster-Indiana Common Stock.

      8. Other Employee Benefit Plans. As of the Effective Time, FinishMaster-Indiana hereby assumes all obligations of FinishMaster-Michigan under any and all employee benefit plans in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time.

      9. Conditions. The consummation of the Merger is subject to satisfaction of the following conditions prior to the Effective Time.

      a. The Merger shall have received the requisite approval of the holders of FinishMaster-Michigan Common Stock and all necessary action shall have been taken to authorize the execution, delivery and performance of the Merger Agreement by FinishMaster-Michigan and FinishMaster-Indiana.

      b. All approvals and consents necessary or desirable, if any, in connection with the consummation of the Merger shall have been obtained.

      c. No suit, action, proceeding or other litigation shall have been commenced or threatened to be commenced which, in the opinion of FinishMaster-Michigan or FinishMaster-Indiana, would pose a material restriction on or impair consummation of the Merger, performance of this Merger Agreement or the conduct of the business of FinishMaster-Indiana after the Effective Time, or create a risk of subjecting FinishMaster-Michigan or FinishMaster-Indiana, or their respective shareholders, officers or directors, to material damages, costs, liability or other relief in connection with the Merger or this Merger Agreement.

      10. Governing Law. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Indiana applicable to contracts entered into and to be performed wholly within the State of Indiana, except to the extent that the laws of the State of Michigan are mandatorily applicable to the Merger.

      11. Amendment. Subject to applicable law and subject to the rights of FinishMaster-Michigan's shareholders further to approve any amendment which would have a material adverse effect on such shareholders, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the terms contained herein.

      12. Deferral or Abandonment. At any time prior to the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned or the time of consummation of the Merger may be deferred for a reasonable time by the Board of Directors of either FinishMaster-Michigan or FinishMaster-Indiana or both, notwithstanding approval of this Merger Agreement by the shareholders of FinishMaster-Michigan or the shareholders of FinishMaster-Indiana or both, if circumstances arise which, in the opinion of the Board of Directors of FinishMaster-Michigan or FinishMaster-Indiana, make the Merger inadvisable or such deferral of the time of consummation thereof advisable.

      13. Counterparts. This Merger Agreement may be executed in any number of counterparts each of which when taken alone shall constitute an original instrument and when taken together shall constitute one and the same Agreement.

      14.  Further  Assurances.  From  time to  time,  as and when  required  or
requested  by  either  FinishMaster-   Michigan  or   FinishMaster-Indiana,   as
applicable, or by its respective successors and assigns, there shall be

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



executed and delivered on behalf of the other corporation, or by its respective successors and assigns, such deeds, assignments and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in FinishMaster-Indiana title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchise and authority of FinishMaster-Michigan and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of each corporation are fully authorized in the name and on behalf of such corporation or otherwise, to take any and all such action and to execute and deliver any and all such deeds, assignments and other instruments.

      IN WITNESS WHEREOF, FinishMaster-Michigan and FinishMaster-Indiana have caused this Merger Agreement to be signed by their respective duly authorized officers and delivered this ____ day of _____, 1996.

                                                      FINISHMASTER INC.,
                                                       a Michigan corporation



                                                      By:

                                                      Its:
ATTEST:


By:

      Title:


                           FINISHMASTER, INC.,
                             a Indiana corporation


                           By:

                           Its:
ATTEST:


By:

      Title:


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



                                    EXHIBIT 2

                            ARTICLES OF INCORPORATION
                                       OF
                               FINISHMASTER, INC.


      The undersigned, desiring to form a corporation (the "Corporation") pursuant to the provisions of the Indiana Business Corporation Law (as amended from time to time, the "Act"), executes the following Articles of Incorporation.


                                    ARTICLE 1
                                 Identification

      Section 1.01.  Name.  The name of the Corporation is:

                                                FinishMaster, Inc.


                                    ARTICLE 2
                                     Purpose

      Section 2.01. Purpose. The purpose for which the Corporation is organized is to engage in any lawful business for which corporations may be incorporated under the Act.


                                    ARTICLE 3
                                  Capital Stock

      Section 3.01. Amount. The total number of shares which the Corporation shall have authority to issue is Eleven Million (11,000,000) shares, all of which are without par value.

      Section 3.02. Designation of Classes and Number of Shares. The shares of authorized capital shall be divided into One Million (1,000,000) shares of Preferred Stock, without par value, as hereinafter provided ("Preferred Stock"), and Ten Million (10,000,000) shares of Common Stock, without par value ("Common Stock"), as hereinafter provided.

      Section 3.03. Rights, Privileges, Limitations and Restrictions of Preferred Stock. Shares of preferred stock may be issued from time to time in one or more series, each such series to have such distinctive designation or title and to include such number of shares as may be fixed and determined by the Board of Directors prior to the issuance of any shares thereof. Each such series may differ from every other series already outstanding, as may be determined from time to time by the Board of Directors prior to the issuance of any shares thereof, in any or all of the following respects:

        (i) The rate of dividend which the preferred stock of any such series shall be entitled to receive and whether such series shall be entitled to receive a dividend and whether such dividend shall be cumulative or non-cumulative;

        (ii) The amount per share which the preferred stock of any such series shall be entitled to receive in cash of the redemption thereof or in case of a voluntary liquidation distribution or sale of assets, dissolution or winding up of the Corporation, or in case of the involuntary liquidation, dissolution or sale of assets, dissolution or winding up of the Corporation;


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



        (iii) The relative rights, if any, of the holders of preferred stock of any such series to vote the same, and the extent, terms and conditions of such voting rights;

        (iv) The right, if any, of holders of preferred stock of any such series to convert the same into other classes of stock, and the terms and conditions of such conversion; and

        (v) The terms of the sinking fund or redemption of purchase account, if any, to be provided for the preferred stock of any such series.

      The description and terms of the preferred stock of each series shall be fixed and determined by the Board of Directors by appropriate resolution or resolutions at or prior to the time of the authorization of the issue of the original shares of each such series, shall be summarized in the certificates therefor, and articles of amendment containing the resolution of the Board establishing and designating the series and prescribing the relative rights and preferences thereof shall be filed with the Indiana Secretary of State, which, when filed, shall constitute an amendment to the Articles of Incorporation. All shares of preferred stock shall be of equal rank, and shall be identical in all respects except in respect of the particulars that may be fixed by the Board of Directors as hereinabove in this Article 3 provided.

      Section 3.04. Rights, Privileges, Limitations and Restrictions of Common Stock. The authorized shares of Common Stock shall have the same preferences, limitations and relative rights. Each shareholder of Common Stock shall be entitled to one vote for each share of Common Stock standing in the shareholder's name on the books of the Corporation on each matter voted on at a shareholders' meeting. Holders of outstanding Common Stock shall be entitled to receive the net assets of the Corporation upon dissolution.

      Section 3.05. Distributions. A distribution to shareholders may not be made if, after giving it effect, the Corporation would not be able to pay its debts as they become due in the usual course of business or the Corporation's total assets would be less than the sum of its total liabilities.


                                    ARTICLE 4
                                    Directors

      Section 4.01. Number. The number of directors of the Corporation may be fixed from time to time in accordance with the Code of By-Laws of the Corporation (the "By-Laws").


                                    ARTICLE 5
                                 Indemnification

      Section 5.01. Scope of Indemnity. The Corporation shall indemnify every person who is or was a director or officer of the Corporation (each of which, together with such person's heirs, estate, executors, administrators and personal representatives, is hereinafter referred to as an "Indemnitee") against all liability to the fullest extent permitted by Indiana Code 23-1-37, provided that such person is determined in the manner specified by Indiana Code 23-1-37 to have met the standard of conduct specified in Indiana Code 23-1-37. The Corporation shall, to the fullest extent permitted by Indiana Code 23-1-37, pay for or reimburse the reasonable expenses incurred by every Indemnitee who is a party to a proceeding in advance of final disposition of the proceeding, in the manner specified by Indiana Code 23-1-37. The foregoing indemnification and advance of expenses for each Indemnitee shall apply to service in the Indemnitee's official capacity with the Corporation, and to service at the Corporation's request, while also acting in an official capacity with the
Corporation, as a director, officer, partner, member, manager, trustee, employee, or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, or other enterprise, whether for profit or not.

      Section 5.02. Binding Nature. The provisions of this Article shall be binding upon any successor to the Corporation so that each Indemnitee shall be in the same position with respect to any resulting, surviving, or

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



succeeding entity as the Indemnitee would have been had the separate legal existence of the Corporation continued; provided, that unless expressly provided or agreed otherwise, this sentence shall be applicable only to an Indemnitee acting in an official capacity or in another capacity described in Section 5.01 prior to termination of the separate legal existence of the Corporation. The foregoing provisions shall be deemed to create a contract right for the benefit of every Indemnitee if (i) any act or omission complained of in a proceeding against the Indemnitee, (ii) any portion of a proceeding, or (iii) any determination or assessment of liability, occurs while this Article is in effect.

      Section 5.03. Interpretation. All references in this Article to Indiana Code 23-1-37 shall be deemed to include any amendment or successor thereto. When a word or phrase used in this paragraph is defined in Indiana Code 23-1-37, such word or phrase shall have the same meaning in this Article that it has in Indiana Code 23-1-37. Nothing contained in this Article shall limit or preclude the exercise of any right relating to indemnification or advance of expenses to any Indemnitee or the ability of the Corporation to otherwise indemnify or advance expenses to any Indemnitee.

      Section 5.04. Severability. If any word, clause, or sentence of the foregoing provisions regarding indemnification or advancement of expenses shall be held invalid as contrary to law or public policy, it shall be severable and the provisions remaining shall not be otherwise affected. If any court holds any word, clause, or sentence of this paragraph invalid, the court is authorized and empowered to rewrite these provisions to achieve their purpose to the extent possible.


                                    ARTICLE 6
                     Registered Agent and Registered Office

      Section 6.01. Registered Agent and Office. The name and street address of the registered agent at the Corporation's registered office are:

                               William J. Fennessy
                             251 N. Illinois Street
                                   Suite 1800
                           Indianapolis, Indiana 46204


                                    ARTICLE 7
                                  Incorporator

      Section 7.01. Identification of Incorporator. The name and address of the incorporator are:

                                  Andre B. Lacy
                             251 N. Illinois Street
                                   Suite 1800
                           Indianapolis, Indiana 46204


                                    ARTICLE 8
                     Code of By-Laws; Amendments of Articles

      Section 8.01. Code of By-Laws. The board of directors of the Corporation shall have power, without the assent or vote of the shareholders, to make, alter, amend or repeal the By-Laws, but the affirmative vote of the number of directors equal to a majority of the number holding such position at the time of such action shall be necessary to take any action for the making, alteration, amendment or repeal of the By-Laws.


                                       2-3

      Section 8.02. Amendments of Articles. The Corporation may amend these Articles of Incorporation at any time to add or change a provision that is required or permitted to be in the Articles of Incorporation or to delete a provision not required to be in the Articles of Incorporation. Whether a provision is required or permitted to be in the Articles of Incorporation is determined as of the effective date of the amendment.

      A shareholder of the Corporation does not have a vested property right resulting from any provision in these Articles of Incorporation, or authorized to be in the By-Laws by the Act or the Articles of Incorporation including provisions relating to management, control, capital structure, dividend entitlement, or purpose or duration of the Corporation.

      EXECUTED this ____ day of ________________, 1996.


                           Andre B. Lacy, Incorporator




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